                                                                   Exhibit 10.13
                                 LEASE AGREEMENT

                                 by And between

                            FORGE PARK INVESTORS LLC,

                      a Delaware limited liability company

                                   As Landlord

                                       And

                           SONTRA MEDICAL CORPORATION
                             a Minnesota corporation

                                    As Tenant

                             Dated: January 24, 2003

                                TABLE OF CONTENTS

                                                                        Page

1.    Demise .........................................................     1
2.    Premises .......................................................     1
3.    Term ...........................................................     2
4.    Rent ...........................................................     3
5.    Utility Expenses ...............................................     9
6.    Late Charge ....................................................     9
7.    Security Deposit ...............................................    10
8.    Possession .....................................................    11
9.    Use Of Premises ................................................    12
10.   Acceptance Of Premises .........................................    14
11.   Surrender. .....................................................    14
12.   Alterations And Additions ......................................
13.   Maintenance and Repairs Of Premises ............................
14.   Landlord's Insurance ...........................................    17
15.   Tenant's Insurance .............................................    17
16.   Indemnification ................................................    19
17.   Subrogation ....................................................
18.   Signs ..........................................................
19.   Free From Liens ................................................
20.   Entry By Landlord ..............................................    20
21.   Destruction And Damage .........................................    21
22.   Condemnation ...................................................    23
23.   Assignment And Subletting ......................................    24
24.   Tenant's Default ...............................................    27
25.   Landlord's Remedies ............................................    29
26.   Landlord's Right to Perform Tenant's Obligations ...............    31

27.   Attorney's Fees ................................................    32
28.   Taxes ..........................................................    32
29.   Effect Of Conveyance ...........................................    32
30.   Tenant's Estoppel Certificate ..................................
31.   Subordination ..................................................
32.   Environmental Covenants ........................................    34
33.   Notices ........................................................    37
34.   Waiver .........................................................    37
35.   Holding Over ...................................................    37
36.   Successors And Assigns .........................................    38
37.   Time ...........................................................    38
38.   Brokers ........................................................    38
39.   Limitation Of Liability ........................................
40.   Financial Statements ...........................................    39
41.   Rules And Regulations ..........................................    39
42.   Mortgagee Protection ...........................................
43.   Intentionally Omitted ..........................................
45.   Entire Agreement ...............................................    41
46.   Interest .......................................................
47.   Construction.. .................................................
48.   Representations And Warranties Of Tenant .......................    42
49.   Name of Building ...............................................    42
50.   Security .......................................................    43
51.   Jury Trial Waiver ..............................................    43
52.   Recordation ....................................................
53.   Right to Lease .................................................    43
54.   Force Majeure ..................................................    44
55.   Acceptance .....................................................    44

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Extension Option ............................................  44

INDEX OF EXHIBITS

      A             Diagram of the Premises

      B             Forge Park Covenants and Restrictions

      C             Schedule of Initial Tenant Improvements

      D             Rules and Regulations

      E             Form of Estoppel

      F             Intentionally Omitted

      G             Hazardous Materials Disclosure Certificate

INDEX OF DEFINED TERMS                                              Paragraph #

ADA                                                                 9

Additional Rent                                                     4

Alterations                                                         12

Appraisers                                                          56

Bank                                                                7

Base Rent                                                           4

Building                                                            2

Casualty Discovery Date                                             21

CERCLA                                                              32

Commencement Date                                                   3

Common Areas                                                        2

Computation Year                                                    4

Condemnation                                                        22

CPA                                                                 4

Default                                                             24

Dispute Notice                                                      4

Environmental Laws                                                  32

Expiration Date                                                     3

Extension Notice                                                    56

Force Majeure                                                       54

Hazardous Materials                                                 32

Holder                                                              42

Initial Disclosure Certificate                                      32

Insurance Expenses                                                  4

Landlord Parties                                                    39

Landlord's Agents                                                   8

Landlord's Investment Advisors                                      15

Laws                                                                9

Lease                                                               Introduction

Operating Expenses                                                  4

Option Period                                                       56

Parking Areas                                                       2

Payment of Additional Rent                                          4

Premises

Private Restrictions                                                9

Project                                                             Basic Lease
                                                                    Information

Proportionate Share                                                 Basic Lease
                                                                    Information

Rent                                                                4

Rules and Regulations                                               41

Successor Landlord                                                  31

Superior Lease(s)                                                   31

Superior Lessor                                                     31

Superior Mortgage(s)                                                31

Superior Mortgagee                                                  31

Systems                                                             4

Taxes                                                               4

Tenant's Agents                                                     9

Tenant's Property                                                   15

Term                                                                3

TSCA                                                                32

Updated Disclosure Certificate                                      32

Utilities                                                           5

Utility Expenses                                                    4

Visitors                                                            44

                                 Lease Agreement

                             BASIC LEASE INFORMATION

            Lease Date:   January 24, 2003

              Landlord:   Forge Park Investors LLC,
                          a Delaware limited liability company

    Landlord's Address:   c/o UBS Realty Investors LLC
                          242 Trumbull Street
                          Hartford, Connecticut 06103-1212
                          Attention: 10 Forge Parkway, Franklin, MA

                          All notices sent to Landlord
                          under this Lease shall be sent
                          to the above address, with
                          copies to:

                          National Development
                          2310 Washington Street
                          Newton Lower Falls, MA 02462
                          Attention: Donald B. Morrisey

                Tenant:   Sontra Medical Corporation,
                          a Minnesota corporation

       Tenant's Contact
                Person:   Sean Moran, Chief Financial Officer

   Tenant's Address and
      Telephone Number:   58 Charles Street
                          Cambridge, MA 02141
                          (617) 494-5337, Extension 234

        Premises Square
               Footage: Approximately twelve thousand nine hundred ninety-nine (12,999)rentable square feet

      Premises Address:   10 Forge Parkway, Franklin, MA

               Project: The approximately 98,976 rentable square feet building (the "Building") located at 10 Forge Parkway, Franklin, MA together with the land at 10 Forge Parkway, Franklin, MA described on Exhibit A on which the Building is situated and all Common Areas thereon

Tenant's Proportionate
      Share of Project:   13.13%

Tenant's Proportionate
     Share of Building:   13.13%

        Length of Term:   Five (5) years, beginning on the Rent Commencement
                          Date, unless the Rent Commencement Date shall be a day other than the first day of a month in which event the Term shall end on the last day of the month during which the fifth anniversary of the Rent
                          Commencement Date occurs, subject to the provisions of Section 56 with respect to the Option Period.

   Estimated Expiration
                  Date: The day before the fifth anniversary of the Rent Commencement Date, subject to the provision described above for the Length of Term.

Base Rent:

(i) One year period commencing on the
Rent Commencement Date plus, if the Rent
Commencement Date shall not occur on the first day of a month, any partial month in which the first anniversary of the Rent Commencement Date occurs (such period shall be called the "First Lease
Year"):
                                                   $116,991 per annum, $9,749.25
                                                   per month/*/

(ii) One year period commencing on the first day after the First Lease Year (the "Second Lease
Year"):
                                                   $116,991 per annum, $9,749.25
                                                   per month

(iii) One year period commencing on the first day after the Second Lease Year (the "Third Lease
Year"):
                                                   $136,489.50 per annum,
                                                   $11,374.13 per month

(iv) One year period commencing on the first day after the Third Lease Year (the "Fourth Lease
Year"):
                                                   $136,489.50 per annum,
                                                   $11,374.13 per month

(v) One year period commencing on the first day after the Fourth Lease Year (the "Fifth Lease
Year"):
                                                   $142,989 per annum,
                                                   $11,915.75 per month

      Rent Commencement
                  Date:
                          The earlier of (i) the date that is the forty-fifth
                          (45th) day after the date hereof or (ii) the date Tenant commences its business operations at the Premises.

     Prepaid Base Rent:   Seventy-Five Hundred Dollars ($7,500)

-----------------------

/*/ Notwithstanding the above, Tenant shall pay the monthly installments of Base Rent for the First Lease Year at the reduced rate of $7,500 per month.

                                       VII

   Month(s) to which
   Prepaid Base Rent
 and Additional Rent
    will be Applied:      First month of the Term

   Security Deposit:      Forty-Eight Thousand Seven Hundred Forty-Six and
                          25/100 Dollars ($48,746.25), subject to the provisions of Section 7.

      Permitted Use.      Office, research and development, laboratory and light
                          manufacturing uses, subject to compliance with applicable Town of Franklin zoning by-laws, and for no other uses

  Unreserved Parking
             Spaces: Thirty-two (32) nonexclusive and undesignated parking spaces

          Broker(s):      Spaulding & Slye Colliers International and

                          Cushman and Wakefield of Massachusetts, Inc.

                                 LEASE AGREEMENT

     This Lease Agreement is made and entered into by and between Landlord and Tenant on the Lease Date. The defined terms used in this Lease which are defined in the Basic Lease Information attached to this Lease Agreement ("Basic Lease Information") shall have the meaning and definition given them in the Basic Lease Information. The Basic Lease Information, the exhibits, the addendum or addenda described in the Basic Lease Information, and this Lease Agreement are and shall be construed as a single instrument and are referred to herein as the "Lease".

       1.       DEMISE

     In consideration for the rents and all other charges and payments payable by Tenant, and for the agreements, terms and conditions to be performed by Tenant in this Lease, Landlord does hereby lease to Tenant, and Tenant does hereby hire and take from Landlord, the Premises described below (the "Premises"), upon the agreements, terms and conditions of this Lease for the Term hereinafter stated.

       2.       PREMISES

     The Premises demised by this Lease is located in that certain building (the "Building") specified in the Basic Lease Information, which Building is part of the Project specified in the Basic Lease Information. The Premises has the address and contains the square footage specified in the Basic Lease Information; provided, however, that any statement of square footage set forth in this Lease, or that may have been used in calculating any of the economic terms hereof, is an approximation which Landlord and Tenant agree is reasonable and, except as expressly set forth in Paragraphs 4(c)(3) and 4(c)(5) below, no economic terms based thereon shall be subject to revision whether or not the actual square footage is more or less. The location and dimensions of the Premises are depicted on Exhibit A, which is attached hereto and incorporated herein by this reference. Tenant shall have the non-exclusive right (in common with the other tenants, Landlord and any other person granted use by Landlord) to use the Common Areas (as hereinafter defined), except that, with respect to the Project's parking areas (the "Parking Areas"), Tenant shall have only the rights, if any, set forth in Paragraph 44 below. For purposes of this Lease, the term "Common Areas" shall mean all areas and facilities outside the Premises and within the exterior boundary line of the Project that are, from time to time, provided and designated by Landlord for the non-exclusive use of Landlord, Tenant and other tenants of the Project and their respective employees, guests and invitees.

     Tenant understands and agrees that the Premises shall be leased by Tenant in its as-is condition without any improvements or alterations by Landlord; provided, however, that Landlord agrees to provide the Premises with all mechanical, heating, hot and cold water, air conditioning, plumbing, electrical, HVAC and sewer systems in good working order as of the Commencement Date. Landlord represents and warrants that, as of the Commencement Date, the structural components of the Building including the support walls and the roof will be in good working condition and the Premises will be watertight and free of waterleaks. Landlord shall deliver the Premises to the Tenant on the Commencement Date in good, broom-clean "as is" condition, free of all tenants and occupants.

     Landlord has the right, in its sole discretion, from time to time, to: (a) make changes to the Common Areas, the Building and/or the Project, including, without limitation, changes in the location, size, shape and number of driveways, entrances, hallways, parking spaces, parking areas, ingress, egress, direction of driveways, entrances, corridors, lobby areas and walkways; (b) close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) add additional buildings and improvements to the Common Areas or remove existing buildings or improvements therefrom; (d) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or any portion thereof; and (e) do and perform any other acts alter or expand or make any other changes in, to or with respect to the Common Areas, the Building and/or the Project as Landlord may, in its sole discretion, deem to be appropriate.

     Without limiting the foregoing, Landlord reserves the right from time to time to install, use, maintain, repair, relocate and replace pipes, ducts, conduits, wires, and appurtenant meters and equipment for service to the Premises or to other parts of the Building which are above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building which are located within the Premises or located elsewhere in the Building. In connection with any of the foregoing activities of Landlord, Landlord shall use reasonable efforts while conducting such activities to minimize any interference with Tenant's use of the Premises.

     No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Building, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

     Commencing on the date hereof, subject to the provisions of this Lease, Tenant will have the right to enter the Premises and commence construction of any approved alterations and to prepare the Premises for Tenant's occupancy without any obligations to pay Base Rent or Additional Rent (except for Utility Expenses) for the period prior to the Rent Commencement Date.

       3.       TERM

     The term of this Lease (the "Term") shall commence on the date hereof (the "Commencement Date") and shall terminate on the fifth anniversary of the "Rent Commencement Date" (as such term is defined herein) except that if the Rent Commencement Date occurs on a date other than the first day of a month, the Term shall terminate on the last day of the month during which the fifth anniversary of the Rent Commencement Date occurs (such applicable termination date shall be referred to herein as the "Expiration Date").

       4.       RENT

     (a) Base Rent. Tenant shall pay to Landlord, in advance on the first day of each month, without further notice or demand and without abatement, offset, rebate, credit or deduction for any reason whatsoever, the monthly installments of rent specified in the Basic Lease Information (the "Base Rent").

     Upon execution of this Lease, Tenant shall pay to Landlord the Security Deposit (via the Letter of Credit described in Section 7), Prepaid Rent and the first monthly installment of estimated Additional Rent (as hereinafter defined) specified in the Basic Lease Information to be applied toward Base Rent and Additional Rent for the month(s) of the Term specified in the Basic Lease Information. Although Tenant shall be responsible for the payment of separately metered utilities attributable to the Premises as of the date hereof, Tenant shall not be obligated to pay any amounts of Base Rent or Additional Rent attributable to the period prior to the Rent Commencement Date.

     As used in this Lease, the term "Additional Rent" shall mean all sums of money, other than Base Rent, that shall become due from and payable by Tenant pursuant to this Lease.

     (b)  Additional Rent.

     (1) This Lease is intended to be a triple-net lease with respect to Landlord and subject to the provisions of Section 13(b) of this Lease, the Base Rent owing hereunder is (x) to be paid by Tenant absolutely net of all costs and expenses relating to Landlord's ownership and operation of the Project and the Building, and (y) not to be reduced, offset or diminished, directly or indirectly, by any cost, charge or expense payable hereunder by Tenant or by others in connection with the Premises, the Building and/or the Project, or any part thereof. The provisions of this Paragraph 4(b) for the payment of Tenant's Proportionate Share(s) of Expenses (as hereinafter defined) are intended to pass on to Tenant, Tenant's share of all costs and expenses relating to Landlord's ownership and operation of the Premises, the Building and/or the Project. During the Term, in addition to the Base Rent, Tenant shall pay to Landlord as Additional Rent, in accordance with this Paragraph 4, (i) Tenant's Proportionate Share(s) of Operating Expenses (as defined below) attributable to each Computation Year (as defined below), (ii) Tenant's Proportionate Share(s) of Insurance Expenses (as defined below) attributable to each Computation Year,
(iii) Tenant's Proportionate Share(s) of Utility Expenses (as defined below) attributable to each Computation Year, (iv) Tenant's Proportionate Share(s) of Taxes (as defined below) attributable to each Computation Year and (v) Tenant's Proportionate Share of "Forge Park Common Expenses" (as defined below) attributable to each Computation Year.

     (2) As used in this Lease, the following terms shall have the meanings specified

          (A) "Operating Expenses" means the total costs and expenses paid or incurred by Landlord in connection with the ownership, operation, maintenance, management and repair of the Premises, the Building and/or the Project or any part thereof, including, without limitation, all the following items:

               (i) Common Area Operating Expenses. All costs to operate, maintain, repair, replace, supervise, insure and administer the Common Areas, including, without limitation, any Parking Areas owned by Landlord for the use of tenants, and further including, without limitation, supplies, materials, labor and equipment used in or related to the operation and maintenance of the Common Areas, including Parking Areas (including, without limitation, all costs of resurfacing and restriping Parking Areas), signs and directories on the Building and/or the Project, landscaping (including, without limitation, maintenance contracts and fees payable to landscaping consultants), amenities, sprinkler systems, sidewalks, walkways, driveways, curbs, lighting systems and security services, if any, provided by Landlord for the Common Areas, and any charges, assessments, costs or fees levied by any association or entity of which the Project or any part thereof is a member or to which the Project or any part thereof is subject.

               (ii) Intentionally Omitted.

               (iii) Maintenance and Repair Costs. Except for costs which are the responsibility of Landlord pursuant to Paragraph 13(b) below, all costs to maintain, repair, and replace the Premises, the Building and/or the Project or any part thereof and the personal property used in conjunction therewith, including without limitation, (a) all costs paid under maintenance, management and service agreements such as contracts for janitorial, security and refuse removal, (b) all costs to maintain, repair and replace the roof coverings of the Building or the Project or any part thereof, (c) all costs to maintain, repair and replace the heating, ventilating, air conditioning, plumbing, sewer, drainage, electrical, fire protection, elevator, escalator, life safety and security systems and other mechanical, electrical and communications systems and equipment serving the Premises, the Building and/or the Project or any part thereof (collectively, the "Systems"), (d) the cost of all cleaning and janitorial services and supplies, the cost of window glass replacement and repair, and (e) the cost of maintenance, depreciation and replacement of machinery, tools and equipment (if owned by Landlord) and for rental paid for such machinery, tools and equipment (if rented) used in connection with the operation or maintenance of the Building.

               (iv) Life Safety Costs. All costs to install, maintain, repair and replace all life safety systems, including, without limitation, all fire alarm systems, serving the Premises, the Building and/or the Project or any part thereof (including all maintenance contracts and fees payable to life safety consultants) whether such systems are or shall be required by Landlord's insurance carriers, Laws (as hereinafter defined) or otherwise.

               (v) Management and Administration. All costs for management and administration of the Premises, the Building and/or the Project or any part thereof, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for all on-site employees at or below the level of building manager and contractors engaged in the management, operation, maintenance, repair and protection of the Building and the Project (which amounts for employees shall be allocated accordingly on a pro rata basis in the case of part-time employees), payroll taxes and legal and accounting costs, fees for licenses and permits related to the ownership and operation of the Project, and office rent for the Building and/or Project management office or the rental value of such office if it is located within the Building and/or Project.

               (vi) Capital Improvements. The cost of capital improvements or other costs incurred in connection with the Project (A) which are intended to effect economies in the operation or maintenance of the Project, or any portion thereof, (B) that are required to comply with present or anticipated conservation programs, (C) which are replacements or modifications of structural or nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition, or (D) that are required under any governmental law or regulation.

          Notwithstanding anything in this Paragraph 4(b)(2) to the contrary, Insurance Expenses, Utility Expenses and Taxes shall not be deemed to constitute "Operating Expenses" for purposes of this Paragraph 4(b)(2)(A).

          Notwithstanding anything in this Paragraph 4(b)(2) to the contrary,
(a) to the extent that any repairs, improvements or replacements are deemed to be capital expenditures, as determined by Landlord in accordance with customary real estate industry standards, Landlord shall only be able to include the annual amortized portion thereof (together with Landlord's annual financing costs for the same), based on the useful life of such item as reasonably determined by Landlord in accordance with customary real estate industry standards, in each calendar year occurring during the term of this Lease and (b) commencing with calendar year 2004, there will be a cap on "Controllable Operating Expenses" charged to Tenant for each calendar year during the Term equal to the actual Controllable Operating Expenses for calendar year 2003 plus 10% per annum, compounded annually on a cumulative basis. Controllable Operating Expenses, and the "cap" on Controllable Operating Expenses, will be determined on an aggregate basis and not on an individual basis. "Controllable Operating Expenses" shall mean all Operating Expenses except for insurance costs, utility expenses, snow removal expenses and real estate taxes.

          (B) "Insurance Expenses" means the total costs and expenses paid or incurred by Landlord in connection with the obtaining of insurance on the Premises, the Building and/or the Project or any part thereof or interest therein, including, without limitation, premiums for "all risk" fire and extended coverage insurance, commercial general liability insurance, rent loss or abatement insurance, earthquake insurance, flood or surface water, coverage, and other insurance as Landlord deems necessary in its sole discretion, and any deductibles paid under policies of any such insurance. The foregoing shall not be deemed an agreement by Landlord to carry any particular insurance relating to the Premises, Building, or Project. Although such amount shall not be binding on Landlord and does not represent a limitation on Tenant's obligations to pay for Operating Expenses or Insurance Expenses, Landlord estimates that the total costs for Operating Expenses and Insurance Expenses for calendar year 2003 shall be $1.15 per square feet of the Building.

          (C) "Utility Expenses" means the cost of all electricity, water, gas, sewers, oil and other utilities (collectively, "Utilities"), including, without limitation, any utility surcharges, conservation, bond and/or debt repayment surcharges, and utility charges of a one-time nature for serving the Premises, the Building and the Project or any part thereof that are not separately metered and billed to Tenant or any other tenant.

          (D) "Taxes" means all real estate taxes and assessments, which shall include any form of tax, assessment (including any special or general assessments and any assessments or charges for Utilities or similar purposes included within any tax bill for the Building or the Project or any part thereof, including, without limitation, entitlement fees, allocation unit fees and/or any similar fees or charges), fee, license fee, business license fee, levy, penalty (if a result of Tenant's delinquency), sales tax, rent tax, occupancy tax or other tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is determined by the area of the Premises, the Building and/or the Project or any part thereof, or the Rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, (i) any gross income or excise tax levied by any of the foregoing authorities, with respect to receipt of Rent and/or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises, the Building and/or the Project or any part thereof, (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises, the Building and/or the Project; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises, the Building and/or the Project, whether or not now customary or within the contemplation of the parties; or surcharged against the Parking Areas. "Taxes" shall also include legal and consultants' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce taxes, Landlord specifically reserving the right, but not the obligation, to contest by appropriate legal proceedings the amount or validity of any taxes. Although such amount shall not be binding upon Landlord and does not represent a limitation on Tenant's obligations to pay for Taxes, Landlord estimates that the total taxes for the Building shall be $.68 per square feet of the Building.

          (E) "Forge Park Common Expenses" shall mean the costs allocated to the Project and Building, pursuant to the Forge Park Covenants and Restrictions attached hereto as Exhibit B for insurance, road, sidewalk and landscape maintenance for the development known as Forge Park, including, without limitation, snowplowing and landscaping, roadway, utility, lighting and drainage maintenance and operational costs, any costs incurred to supplement the Town of Franklin's maintenance of public roadways located within Forge Park, and reasonable management fees associated with the foregoing.

          (F) "Computation Year" shall mean each twelve (12) consecutive month period commencing January 1 of each year during the Term, provided that Landlord, upon notice to Tenant, may change the Computation Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Proportionate Share(s) of Operating Expenses, Insurance Expenses, Utility Expenses, Forge Park Common Expenses, and Taxes shall be equitably adjusted for the Computation Years involved in any such change.

     (c)  PAYMENT OF ADDITIONAL RENT.

          (1) Upon commencement of this Lease, Landlord shall submit to Tenant an estimate of monthly Additional Rent (based upon the estimated budget numbers for calendar 2003 set forth above in this Section 4) for the period between the Rent Commencement Date and the following December 31 and Tenant shall pay such estimated Additional Rent on a monthly basis, in advance, on the first day of each month. Tenant shall continue to make said monthly payments until notified by Landlord of a change therein. Thereafter, within Ninety (90) days of the end of each Computation Year or as soon thereafter practicable, Landlord shall give to Tenant Notice of Landlord's estimate of the total amounts that will be payable by Tenant under Paragraph 4(b) for the following Computation Year. If at any time or times Landlord determines that the amounts payable under Paragraph 4(b) for the current Computation Year will vary from Landlord's estimate given to Tenant, Landlord, by notice to Tenant, may revise the estimate for such Computation Year, and subsequent payments by Tenant for such Computation Year shall be based upon such revised estimate. By April 1 of each Computation Year, Landlord shall endeavor to provide to Tenant a statement showing the actual Additional Rent due to Landlord for the prior Computation Year, to be prorated for partial Computation Years during the Term. If the total of the monthly payments of Additional Rent that Tenant has made for the prior Computation Year is less than the actual Additional Rent chargeable to Tenant for such prior Computation Year, then Tenant shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Landlord. Any overpayment by Tenant of Additional Rent for the prior Computation Year shall, at Landlord's option, be credited towards the Additional Rent next due or returned to Tenant in a lump sum payment within ten (10) days after delivery of such statement.

          (2) Landlord's then-current annual operating and capital budgets for the Building and the Project or the pertinent part thereof shall be used for purposes of calculating Tenant's monthly payment of estimated Additional Rent for the current year, subject to adjustment as provided above. Landlord shall make the final determination of Additional Rent for the year in which this Lease terminates as soon as possible after termination of such year. Even though the Term has expired and Tenant has vacated the Premises, with respect to the year in which this Lease expires or terminates, Tenant shall remain liable for payment of any amount due to Landlord in excess of the estimated Additional Rent previously paid by Tenant, and, conversely, Landlord shall promptly return to Tenant any overpayment. Failure of Landlord to submit statements as called for herein shall not be deemed a waiver of Tenant's obligation to pay Additional Rent as herein provided.

          (3) With respect to Operating Expenses, Insurance Expenses, Utility Expenses, Forge Park Common Expenses or Taxes which Landlord allocates to the Building, Tenant's "Proportionate Share" shall be the percentage set forth in the Basic Lease Information as Tenant's Proportionate Share of the Building. Notwithstanding the foregoing, Landlord may equitably adjust Tenant's Proportionate Share(s) for all or part of any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Building and/or the Project or that varies with the occupancy of the Building and/or the Project.

          Without limiting the generality of the foregoing, Tenant understands and agrees that Landlord shall have the right to adjust Tenant's Proportionate Share(s) of any Utility Expenses for utilities that are not separately metered based upon Tenant's use of such Utilities or similar services as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such Utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such Utilities and similar services. If Tenant disputes any such estimate or determination of such Utility Expenses, then Tenant shall either pay the estimated amount or, with the prior written approval of Landlord, which approval may be given or withheld in Landlord's sole and absolute discretion, cause the Premises to be separately metered for such non-separately metered utilities at Tenant's sole expense.

          (4) In the event the average occupancy level of the Building or the Project for any Computation Year is not ninety-five percent (95%) or more of full occupancy, then the Operating Expenses (the cost of which vary with occupancy) for such year shall be apportioned among the tenants by the Landlord to reflect those costs which would have occurred had the Building or the Project, as applicable, been ninety-five percent (95%) occupied during such year.

     (d) General Payment Terms. The Base Rent, Additional Rent and all other sums payable by Tenant to Landlord hereunder, any late charges assessed pursuant to Paragraph 6 below and any interest assessed pursuant to Paragraph 46 below, are referred to as "Rent". All Rent shall be paid without deduction, offset or abatement in lawful money of the United States of America. Checks are to be made payable to Forge Park Investors LLC and shall be mailed c/o National Development, 2310 Washington Street, Newton Lower Falls, MA 02462-1449 or to such other person or place as Landlord may, from time to time, designate to Tenant in writing. The Rent for any fractional part of a calendar month at the commencement or termination of the Term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month.

     (e) Statements Binding. Every statement given by Landlord pursuant to paragraph (c) of this Paragraph 4 shall be conclusive and binding upon Tenant unless within ninety (90) days after the receipt of such statement Tenant shall notify Landlord (a "Dispute Notice") that it disputes the correctness thereof, specifying, subject to Tenant's audit rights set forth in paragraph (f) below, the particular respects in which the statement is claimed to be incorrect. Following Landlord's receipt of a Dispute Notice, Landlord and Tenant shall have a period of forty-five (45) days in which to discuss the matters raised in such Dispute Notice and reach agreement on a resolution thereof. If Landlord and Tenant are not able to resolve such dispute within such forty- five (45) day period, then Tenant shall submit the dispute to arbitration within forty-five
(45) days after the end of such forty-five (45) day discussion period. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall, within ten (10) days after receipt of such statement, pay Additional Rent in accordance with Landlord's statement and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall within thirty (30) days pay Tenant the amount of Tenant's overpayment of Additional Rent resulting from compliance with Landlord's statement.

     (f) Audit Rights. Upon Tenant's request, for a period of ninety (90) days after delivery of Landlord's statement for Operating Expenses for a particular year, Tenant shall have the right to review copies of invoices and other documentation supporting the Operating Expenses incurred by Landlord and billed to Tenant for such year. Provided Tenant notifies Landlord in a timely manner in accordance with the terms of paragraph (e) above that Tenant disputes a statement received from Landlord, Tenant or its CPA (as defined below) shall also have the right, at Tenant's sole cost and expense, provided Tenant utilizes a Certified Public Accountant (the "CPA") compensated on an hourly basis, upon at least fifteen (15) days prior notice to Landlord at any time during regular business hours to audit, review and photocopy Landlord's records pertaining to Operating Expenses for the immediately previous calendar year only. Any overpayments or underpayments by Tenant with respect to Operating Expenses shall be appropriately credited to Tenant or paid to Landlord, as the case may be. Tenant agrees to keep all information thereby obtained by Tenant confidential.

       5.       UTILITY EXPENSES

     (a) Tenant shall pay the cost of all water, sewer use, sewer discharge fees and permit costs and sewer connection fees, gas, heat, electricity, refuse pick-up, janitorial service, telephone and all materials and services or other utilities of any kind or nature (collectively, "Utilities") billed or metered separately to the Premises and/or Tenant, together with all taxes, assessments, charges and penalties added to or included within such cost. Tenant acknowledges that the Premises, the Building and/or the Project may become subject to the rationing of Utility services or restrictions on Utility use as required by a utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing or restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building and/or the Project, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant agrees to comply with energy conservation programs reasonably implemented by Landlord by reason of rationing, restrictions or Laws.

     (b) Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of Utilities due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. No temporary interruption or failure of such services incident to the making of repairs, alterations, improvements, or due to accident, strike, or conditions or other events shall be deemed an eviction of Tenant or relieve Tenant from any of its obligations hereunder. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam, and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises, the Building, or the Project.

       6.       LATE CHARGE

     Notwithstanding any other provision of this Lease to the contrary, Tenant hereby acknowledges that late payment to Landlord of Rent, or other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sums due from Tenant are not received by Landlord or by Landlord's designated agent within seven (7) days after their due date, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount, plus any costs and attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. Landlord and Tenant hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment and shall not be construed as a penalty. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted under this Lease.

Initials: Landlord______________  Tenant______________

       7.       SECURITY DEPOSIT

     On or before the date hereof, Tenant shall deposit with Landlord a clean, irrevocable and unconditional letter of credit in a form acceptable to Landlord in its sole discretion ("Letter of Credit") issued by a bank approved by Landlord in its sole judgment (hereinafter referred to as the "Bank") in favor of Landlord, in the amount of Forty-Eight Thousand Seven Hundred Forty-Six and 25/100 Dollars ($48,746.25) as security for the faithful performance and observance by Tenant of the terms, conditions and provisions of this Lease, including without limitation the surrender of possession of the Premises to Landlord as herein provided. The Letter of Credit shall have a term which expires no sooner than the Expiration Date, or Tenant may deliver a one (1) year unconditional and irrevocable Letter of Credit which by its terms automatically, for the remainder of the Term, renews for successive one (1) year periods unless the Bank provides no less than thirty (30) days written notice to Landlord that such Letter of Credit shall not be renewed, in which event Landlord shall have the right to draw down the entire amount of the Letter of Credit unless Tenant substitutes, at least fifteen (15) days prior to the expiration of such letter of Credit, a new Letter of Credit which meets the requirements of this Paragraph
7. If Tenant defaults in respect of any of the terms, conditions or provisions of this Lease including, but not limited to, the payment of Rent, and Tenant fails to cure any such default after any required notice and within any applicable cure period hereunder (i) Landlord shall have the right to require the Bank to make payment to Landlord or its designee of the entire proceeds of the Letter of Credit, and (ii) Landlord may, at the option of Landlord (but Landlord shall not be required to) apply or retain the whole or any part of such sum so paid to it by Tenant or the Bank to the extent required for the payment of any Rent or any other sum as to which Tenant is in default, and (iii) Landlord or any Superior Mortgagee shall hold the remainder of such sum paid to it by the Bank or Tenant, if any, for Landlord's benefit, as security for the faithful performance and observance by Tenant of the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, with the same rights as hereinabove set forth to apply or retain the same in the event of any further default by Tenant under this Lease. If Landlord applies or retains any part of the proceeds of the Letter of Credit or the cash amount deposited by Tenant, Tenant, within five (5) business days after demand, shall deposit with Landlord or its designee the amount so applied or retained so that Landlord or its designee shall have the full deposit on hand at all times during the Term of this Lease (and any extension). Tenant's failure to do so within ten (10) days of receipt of such demand shall constitute a breach of this Lease.

     Tenant, at any time during the term hereof (including any extension and including prior to the Commencement Date), but at least sixty (60) days prior to the expiration of the Letter of Credit, may deposit with Landlord the equivalent cash amount as security hereunder in lieu of the Letter of Credit. Landlord shall have all of the same rights with respect to such cash security as Landlord has hereunder with respect to the Letter of Credit, and Tenant shall have the same obligations with respect to the deposit of additional funds with Landlord if Landlord applies or retains all or any portion of such cash security as provided in the previous subsection. Landlord shall not be required to deposit such cash in a segregated, interest bearing account.

     In the event of a transfer, sale or lease of Landlord's interest in the Building, Landlord shall transfer or cause to be transferred either the cash or Letter of Credit or any sums collected thereunder by Landlord, together with any other sums then held by Landlord or its designee as such security, to the transferee, vendee or lessee, and Landlord thereupon shall be released by Tenant from all liability under this Paragraph. Tenant agrees to look solely to the new landlord for the return of the cash or Letter of Credit or any sums collected thereunder and any other security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Letter of Credit or any sums collected thereunder and any other security to a new landlord. Tenant further covenants that it shall not assign or encumber, or attempt to assign or encumber, any part of such security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance. Landlord shall not be required to exhaust its remedies against Tenant before having recourse to the Letter of Credit or such cash security held by Landlord. Recourse by Landlord to the Letter of Credit or such security shall not affect any remedies of Landlord which are provided in this Lease or which are available to Landlord in law or equity.

     In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Letter of Credit and/or cash together with all interest earned thereon, if any, except as same may have been applied by Landlord in accordance with this Lease, shall be returned to Tenant promptly after the expiration of this Lease.

     Notwithstanding the above, in the event that Tenant, after the Commencement Date, shall raise an additional $10,000,000 of capital funds on or before March 31, 2003 and provide Landlord with written evidence of the same on or before March 31, 2003 that is reasonably satisfactory to Landlord, the amount of the Letter of Credit, so long as Tenant shall not be in default under this Lease as of the following amounts dates, may be reduced (by providing Landlord with a substitute Letter of Credit) to be the following as of the below dates: (a) April 1, 2003: $29,247.75; (b) January 1, 2007: $19,498.50; and (c) January
1, 2008: $9,749.25.

     Notwithstanding the above, in the event that Tenant shall not raise the additional $10,000,000 of capital funds on or before March 31, 2003, so long as Tenant shall not then be in default under this Lease as of the following dates, the amount of the Letter of Credit may be reduced by providing Landlord with a substitute Letter of Credit) to be the following amounts as of the below respective dates:

                  January 1, 2004:       $   38,997.00;

            (b)   January 1, 2005:       $   29,247.75;

                  January 1, 2006:       $   19,948.50; and

                  January 1, 2007:       $    9,749.25

       8.       POSSESSION

     (a) Tenant's Right of Possession. Subject to Paragraph 8(b), Tenant shall be entitled to possession of the Premises upon the date hereof.

     (b) Delay in Delivering Possession. If for any reason whatsoever, Landlord cannot deliver possession of the Premises to Tenant on or before the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord, or Landlord's agents, advisors, employees, partners, shareholders, directors, invitees, independent contractors or Landlord's Investment Advisors (as hereinafter defined) (collectively, "Landlord's Agents"), be liable to Tenant for any loss or damage resulting therefrom. Tenant shall not be liable for Rent ..until Landlord delivers possession of the Premises to Tenant. The Expiration Date shall be extended by the same number of days that Tenant's possession of the Premises was delayed beyond the Commencement Date. Upon signing and delivering this Lease, Landlord represents that all conditions for delivering the Premises to Tenant shall have been met.

       9.       USE OF PREMISES

     (a) Permitted Use. The use of the Premises by Tenant and Tenant's agents, advisors, employees, partners, shareholders, directors, customers, invitees and independent contractors (collectively, "Tenant's Agents") shall be solely for the Permitted Use specified in the Basic Lease Information and for no other use. Tenant shall not permit any objectionable or unpleasant odor, smoke, dust, gas, noise or vibration to emanate from or near the Premises. The Premises shall not be used to create any nuisance or trespass, for any illegal purpose, for any purpose not permitted by Laws (as herein defined), for any purpose that would invalidate the insurance or increase the premiums for insurance on the Premises, the Building or the Project or for any purpose or in any manner that would interfere with other tenants' use or occupancy of the Project. If any of Tenant's office machines or equipment disturb any other tenant in the Building, then Tenant shall provide adequate insulation or take such other action as may be necessary to eliminate the noise or disturbance. Tenant agrees to pay to Landlord, as Additional Rent, any increases in premiums on policies resulting from Tenant's Permitted Use or any other use or action by Tenant or Tenant's Agents which increases Landlord's premiums or requires additional coverage by Landlord to insure the Premises. Tenant agrees not to overload the floor(s) of the Building.

     (b) Compliance with Governmental Regulations and Private Restrictions. Tenant and Tenant's Agents shall, at Tenant's expense, faithfully observe and comply with (1) all municipal, state and federal laws, statutes, codes, rules, regulations, ordinances, requirements, and orders (collectively, "Laws"), now in force or which may hereafter be in force pertaining to the Premises or Tenant's use of the Premises, the Building or the Project, including without limitation, any Laws requiring installation of fire sprinkler systems, seismic reinforcement and related alterations, and removal of asbestos, whether substantial in cost or otherwise, provided, however, that except as provided in Paragraph 9(c) below, Tenant shall not be required to make or, except as provided in Paragraph 4 above, pay for, alterations or changes to the Premises or the

Building not related to Tenant's specific use of the Premises unless the requirement for such changes is imposed as a result of any improvements or additions made or proposed to be made at Tenant's request; (2) all recorded covenants, conditions and restrictions affecting the Project ("Private Restrictions") now in force including, without limitation, the Forge Park Covenants and Restrictions attached hereto as Exhibit B: and (3) the Rules and Regulations (as defined in Paragraph 41 of this Lease). The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Laws or Private Restrictions, shall be conclusive of that fact as between Landlord and Tenant.

     (c) Compliance with Americans with Disabilities Act. Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Project may be subject to, among other Laws, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title II thereof, and all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly complies with all requirements of the ADA. Subject to reimbursement pursuant to Paragraph 4 above, if any barrier removal work or other work is required to the Building (but not the Premises), the Common Areas or the Project under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA for the Premises as a result of Tenant's use of the Premises or any work or Alteration (as hereinafter defined) made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA. Within ten (10) days after receipt, Tenant shall advise Landlord in writing, and provide Landlord with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises, the Building or the Project; any claims made or threatened orally or in writing regarding noncompliance with the ADA and relating to any portion of the Premises, the Building, or the Project; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises, the Building or the Project. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's Agents harmless and indemnify Landlord and Landlord's Agents from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Agents' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease

     (d) No Roof Access. Except upon prior written permission received from Landlord, at no time during the Term shall Tenant have access to the roof of the Building or have the right to install, operate or maintain a satellite-earth communications station (antenna and associated equipment), microwave equipment and/or an FM antenna on the Building or the Project.

       10.      ACCEPTANCE OF PREMISES

     Subject to Landlord's obligations under Section 2, by entry hereunder, Tenant accepts the Premises as suitable for Tenant's intended use and as being in good and sanitary operating order, condition and repair, AS IS, and without representation or warranty by Landlord as to the condition, use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant.

       11.      SURRENDER

     Tenant agrees that on the last day of the Term, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, fire, and normal wear and tear excepted) and in broom clean condition all non-working light bulbs and ballasts replaced and all roll-up doors, docks, dock levelers and plumbing fixtures in good condition and working order, and (b) otherwise in accordance with Paragraph 32(h) of this Lease. Normal wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains on any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or sooner termination of this Lease, (i) Tenant shall remove all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises, the Building and the Project and repair any damage caused by such removal, and (ii) Landlord may, by notice to Tenant given at the time Tenant requests in writing Landlord's consent to a particular Alteration (or if Tenant does not request such consent in connection with an Alteration performed by Tenant by notice given not later than ninety (90) days prior to the Expiration Date, except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant at Tenant's expense to remove any or all Alterations and to repair any damage caused by such removal. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, that Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord.

       12.      ALTERATIONS AND ADDITIONS

     (a) Tenant shall not make, or permit to be made, any alteration, addition or improvement (hereinafter referred to individually as an "Alteration" and collectively as the "Alterations") to the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Landlord shall have the right in its sole and absolute discretion to consent or to withhold its consent to any Alteration which affects the structural portions of the Premises, the Building or the Project or the Systems serving the Premises, the Building and/or the Project or any portion thereof. Subject to Landlord's approval of Tenant's formal plans and specifications for the same, Landlord hereby approves the schedule of Initial Tenant Improvements attached hereto as Exhibit C.

     (b) Any Alteration to the Premises shall be at Tenant's sole cost and expense, in compliance with all applicable Laws and all reasonable requirements requested by Landlord, including, without limitation, the requirements of any insurer providing coverage for the Premises or the Project or any part thereof, and in accordance with plans and specifications approved in writing by Landlord, and shall be constructed and installed by a contractor approved in writing by Landlord. In connection with any Alterations, Tenant shall deliver plans and specifications therefor to Landlord. As a further condition to giving consent for work costing in excess of $200,000 to complete in any one instance, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a payment and performance bond in form acceptable to Landlord, in a principal amount not less than one and one-half times the estimated costs of such Alterations, to ensure Landlord against any liability for mechanic's and materialmen's liens and to ensure completion of work. Before Alterations may begin, valid building permits or other permits or licenses required must be furnished to Landlord, and, once the Alterations begin, Tenant will diligently and continuously pursue their completion. Landlord may monitor construction of the Alterations. In addition to and without limitation on the generality of the foregoing, Tenant shall ensure that its contractor) procure and maintain in full force and effect during the course of construction a "broad form" commercial general liability and property damage policy of insurance naming Landlord, Tenant, Landlord's Investment Advisors, any property manager designated by Landlord and Landlord's lenders as additional insureds. The minimum limit of coverage of the aforesaid policy shall be in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of more than one person in any one accident or occurrence, and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million Dollars ($1,000,000.00).

     (c) All Alterations, including, but not limited to, heating, lighting, electrical, air conditioning, fixed partitioning, window coverings, wall covering and paneling, built-in cabinet work and carpeting installations made by Tenant, together with all property that has become an integral part of the Premises or the Building, shall at once be and become the property of Landlord, and shall not be deemed trade fixtures or Tenant's Property, except that Tenant shall have the right to remove any lab benches and lab hoods installed by Tenant so long as Tenant restores the portions of the Premises affected by such removal.

     (d) No private telephone systems and/or other related computer or telecommunications equipment or lines may be installed without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. If Landlord gives such consent, all equipment must be installed within the Premises and, at the request of Landlord made at any time prior to the expiration of the Term, removed upon the expiration or sooner termination of this Lease and the Premises restored to the same condition as before such installation.

     (e) Notwithstanding anything herein to the contrary, before installing any equipment or lights which generate an undue material amount of heat in the Premises, or if Tenant plans to use any high-power usage equipment in the Premises, Tenant shall obtain the written permission of Landlord, which permission shall not be unreasonably withheld or delayed. Landlord may refuse to grant such permission unless Tenant agrees to pay the costs to Landlord for installation of supplementary air conditioning capacity or electrical systems necessitated by such equipment.

     (f) Tenant agrees not to proceed to make any Alterations, notwithstanding consent from Landlord to do so, until Tenant notifies Landlord in writing of the date Tenant desires to commence construction or installation of such Alterations and Landlord has approved such date in writing, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work.

     (g) Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Premises, whether in connection with any Alteration or otherwise, if it is reasonably foreseeable that such employment will materially interfere or cause any material conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Project by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Project immediately.

       13.      MAINTENANCE AND REPAIRS OF PREMISES

     (a) Maintenance by Tenant. Throughout the Term, Tenant shall, at its sole expense, (1) keep and maintain in good order and condition the Premises, reasonable wear and tear and damage due to fire or other casualty excepted, and repair and replace every part thereof, including interior glass, skylights, interior and exterior doors, door frames and door closers; interior lighting (including, without limitation, light bulbs and ballasts), the plumbing and electrical systems exclusively serving the Premises, all communications systems serving the Premises, Tenant's signage, interior demising walls and partitions, equipment, interior painting and interior walls and floors (excepting only those portions of the Building or the Project to be maintained by Landlord, as provided in Paragraph 13(b) below), (2) furnish all expendables, including light bulbs, paper goods and soaps, used in the Premises, and (3) keep and maintain in good order and condition, repair and replace all of Tenant's security systems, if applicable, in or about or serving the Premises and, except to the extent that Landlord notifies Tenant in writing of its intention to arrange for such monitoring, cause the fire alarm systems serving the Premises to be monitored by a monitoring or protective services firm approved by Landlord in writing. Tenant shall not do nor shall Tenant allow Tenant's Agents to do anything to cause any damage, deterioration or unsightliness to the Premises, the Building or the Project. Landlord shall maintain and repair, at Tenant's sole cost and expense, the exterior windows and window frames for the Premises.

     (b) Maintenance by Landlord. Subject to the provisions of Paragraphs 13(a), 21 and 22, and further subject to Tenant's obligation under Paragraph 4 to reimburse Landlord, in the form of Additional Rent, for Tenant's Proportionate Share(s) of the cost and expense of the following items, Landlord agrees to repair and maintain the following items: the roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs resulting from the presence of such additional equipment); the Systems serving the Premises and the Building, excluding the plumbing and electrical systems exclusively serving the Premises; and the Parking Areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Subject to the provisions of Paragraphs 13(a), 21 and 22, Landlord, at its own cost and expense (and not as an inclusion in Operating Expenses), agrees to repair and maintain the following items: the structural portions of the roof (specifically excluding the roof coverings), the foundation, the footings, the floor slab, and the load bearing walls and exterior walls of the Building (excluding any glass and any routine maintenance, including, without limitation, any painting, sealing, patching and waterproofing of such walls). Notwithstanding anything in this Paragraph 13 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises, the Building and/or the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or Tenant's Agents and to restore the Premises, the Building and/or the Project, as applicable, to the condition existing prior to the occurrence of such damage; provided, however, that in the event Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Landlord's obligation hereunder to repair and maintain is subject to the condition precedent that Landlord shall have received written notice of the need for such repairs and maintenance and a reasonable time to perform such repair and maintenance. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such condition.

       14.      LANDLORD'S INSURANCE

      Landlord shall purchase and keep in force fire, extended coverage and "all risk" insurance covering the Building and the Project on a full replacement value basis. Tenant shall, at its sole cost and expense, comply with any and all reasonable requirements pertaining to the Premises, the Building and the Project of any insurer necessary for the maintenance of reasonable fire and commercial general liability insurance, covering the Building and the Project. Landlord may maintain "Loss of Rents" insurance, insuring that the Rent will be paid in a timely manner to Landlord for a period of at least twelve (12) months if the Premises, the Building or the Project or any portion thereof are destroyed or rendered unusable or inaccessible by any cause insured against under this Lease.

       15.      TENANT'S INSURANCE

     (a) Commercial General Liability Insurance Tenant shall, at Tenant's expense, secure and keep in force a "broad form" commercial general liability insurance and property damage policy covering the Premises, insuring Tenant, and naming Landlord, Landlord's investment advisors and agents from time to time, including, without limitation, UBS Realty Investors LLC (collectively, "Landlord's Investment Advisors"), and Landlord's lenders (of whom Tenant shall have received written notice) as additional insureds, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises. The minimum limit of coverage of such policy shall be in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of more than one person in any one accident or occurrence, shall include an extended liability endorsement providing contractual liability coverage (which shall include commercially available coverage for Tenant's indemnification obligations in this Lease), and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least Three Million Dollars ($3,000,000.00). Landlord may from time to time require reasonable increases in any such limits if Landlord believes that additional coverage is necessary or desirable so long as such increased amount is customarily being required by landlords of similar buildings to that of the Building in the general vicinity of the Building. The limit of any insurance shall not limit the liability of Tenant hereunder. No policy maintained by Tenant under this Paragraph 15(a) shall contain a deductible greater than ten thousand dollars ($10,000). No policy shall be cancelable or subject to reduction of coverage without thirty (30) days prior written notice to Landlord. Such policies of insurance shall be issued as primary policies and not contributing with or in excess of coverage that Landlord may carry, by an insurance company authorized to do business in the state/commonwealth in which the Premises are located for the issuance of such type of insurance coverage and rated B+:XIII or better in Best's Key Rating Guide.

     (b) Personal Property Insurance. Tenant shall maintain in full force and effect on all of its personal property, furniture, furnishings, trade or business fixtures and equipment (collectively, "Tenant's Property") on the Premises, a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of the full replacement cost thereof. No such policy shall contain a deductible greater than ten thousand dollars ($10,000). During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions.

     (c) Worker's Compensation Insurance; Employer's Liability Insurance. Tenant shall, at Tenant's expense, maintain in full force and effect worker's compensation insurance with not less than the minimum limits required by law.

     (d) Evidence of Coverage. Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty
(30) days prior written notice
to Landlord and the other parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days notice has been given to Landlord).

       16.      INDEMNIFICATION

     (a) Of Landlord. Tenant shall defend, protect, indemnify and hold harmless Landlord and Landlord's Agents against and from any and all claims, suits, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees, costs and disbursements) arising from (1) the use of the Premises, the Building or the Project by Tenant or Tenant's Agents, or from any activity done or permitted by Tenant or Tenant's Agents in or about the Premises, the Building or the Project, and (2) any act, neglect, fault, willful misconduct or omission of Tenant or Tenant's Agents, or from any breach or default in the terms of this Lease by Tenant or Tenant's Agents, and (3) any action or proceeding brought on account of any matter in items (1) or (2). If any action or proceeding is brought against Landlord by reason of any such claim, upon notice from Landlord, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. As a material part of the consideration to Landlord, Tenant hereby releases Landlord and Landlord's Agents from responsibility for, waives its entire claim of recovery for and assumes all risk of (i) damage to property or injury to persons in or about the Premises, the Building or the Project from any cause whatsoever (except that which is caused by the sole active gross negligence or willful misconduct of Landlord or Landlord's Agents or by the failure of Landlord to observe any of the terms and conditions of this Lease, if such failure has persisted for thirty (30) days after written notice of such failure), or (ii) loss resulting from business interruption or loss of income at the Premises. The obligations of Tenant under this Paragraph 16 shall survive any termination of this Lease.

     (b) No Impairment of Insurance. The foregoing indemnity shall not relieve any insurance carrier of its obligations under any policies required to be carried by either party pursuant to this Lease, to the extent that such policies cover the peril or occurrence that results in the claim that is subject to the foregoing indemnity. (c) Of Tenant. Landlord shall indemnify and hold harmless Tenant and Tenant's Agents against and from any and all claims, suits, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorney's fees) arising from the gross negligence or willful misconduct of Landlord or Landlord's Agents.

       17.      SUBROGATION

     Landlord and Tenant hereby mutually waive any claim against the other and its Agents for any loss or damage to any of their property located on or about the Premises, the Building or the Project that is caused by or results from perils covered by property insurance carried by the respective parties, to the extent of the proceeds of such insurance actually received with respect to such loss or damage, whether or not due to the negligence of the other party or its Agents. Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party now agrees to immediately give to its insurer written notice of the terms of these mutual waivers and shall have their insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers. Nothing in this Paragraph 17 shall relieve a party of liability to the other for failure to carry insurance required by this Lease.

       18.      SIGNS

     Except as described below in this Section 18, Tenant shall not place or permit to be placed in, upon, or about the Premises, the Building or the Project any exterior lights, decorations, balloons, flags, pennants, banners, advertisements or notices, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior the Premises (including without limitation, being viewed from any of the interior Common Areas) without obtaining Landlord's prior written consent. Tenant shall remove any sign, advertisement or notice placed on the Premises, the Building or the Project by Tenant upon the expiration of the Term or sooner termination of this Lease, and Tenant shall repair any damage or injury to the Premises, the Building or the Project caused thereby, all at Tenant's expense. If any signs are not removed, or necessary repairs not made, Landlord shall have the right to remove the signs and repair any damage or injury to the Premises, the Building or the Project at Tenant's sole cost and expense.

     Landlord shall provide, at its expense, Forge Park tenant identification standard signage in the Forge Park tenant directory and a Building standard monument sign at the entry to the Project. Tenant, at Tenant's sole cost and expense, shall have the right to place a sign at the exterior glass door entry to its space and a short monument sign at the entry walkway to the Building, subject to prior review and approval of the size, color, location, and graphics of such signs.

       19.      FREE FROM LIENS

     Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, material furnished or obligations incurred by or for Tenant. In the event that Tenant shall not, within twenty
(20) days following the imposition of any such lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have in addition to all other remedies provided herein and by law the right but not the obligation to cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith (including, without limitation, reasonable attorneys' fees) shall be payable to Landlord by Tenant upon demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law or that Landlord shall deem proper for the protection of Landlord, the Premises, the Building and the Project, from mechanics' and materialmen's liens. Tenant shall give to Landlord at least five (5) business days' prior written notice of commencement of any repair or construction on the Premises.

       20.      ENTRY BY LANDLORD

     Tenant shall permit Landlord and Landlord's Agents to enter into and upon the Premises at all reasonable times, upon reasonable notice (except in the case of an emergency, for which no notice shall be required), and subject to Tenant's reasonable security arrangements, for the purpose of inspecting the same or showing the Premises to prospective purchasers, lenders or tenants or to alter, improve, maintain and repair the Premises or the Building as required or permitted of Landlord under the terms hereof, or for any other business purpose, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned (except for actual damages resulting from the sole active gross negligence or willful misconduct of Landlord); and Tenant shall permit Landlord to post notices of non-responsibility and ordinary "for sale" or "for lease" signs. No such entry shall be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction or constructive eviction of Tenant from the Premises. Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure in the case of an emergency and when Landlord otherwise deems such closure necessary.

       21.      DESTRUCTION AND DAMAGE

     (a) If the Premises are damaged by fire or other perils covered by extended coverage insurance, Tenant shall give Landlord immediate notice thereof and Landlord shall, at Landlord's option:

          (1) In the event of total destruction (which shall mean destruction or damage in excess of twenty-five percent (25%) of the full insurable value thereof) of the Premises, elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the date (the "Casualty Discovery Date") Landlord obtains actual knowledge of such destruction. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the Casualty Discovery Date.

          (2) In the event of a partial destruction (which shall mean destruction or damage to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof) of the Premises for which Landlord will receive insurance proceeds sufficient to cover the cost to repair and restore such partial destruction and, if the damage thereto is such that the Premises may be substantially repaired or restored to its condition existing immediately prior to such damage or destruction within two hundred forty (240) days from the Casualty Discovery Date, Landlord shall commence and proceed diligently with the work of repair and restoration, in which event the Lease shall continue in full force and effect. If such repair and restoration requires longer than two hundred forty (240) days or if the insurance proceeds therefor (plus any amounts Tenant may elect or is obligated to contribute) are not sufficient to cover the cost of such repair and restoration, Landlord may elect either to so repair and restore, in which event the Lease shall continue in full force and effect, or not to repair or restore, in which event the Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention within sixty
(60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the Casualty Discovery Date.

          (3) Notwithstanding anything to the contrary contained in this Paragraph, in the event of damage (other than de minimis damage) to the Premises occurring during the last twelve (12) months of the Term, either Tenant or Landlord may elect to terminate this Lease by written notice of such election given to the other within thirty (30) days after the Casualty Discovery Date.

     (b) If the Premises are damaged by any peril not fully covered by insurance proceeds to be received by Landlord, and the cost to repair such damage exceeds any amount Tenant may agree to contribute, Landlord may elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date on which Tenant surrenders possession of the Premises to Landlord, except that if the damage to the Premises materially impairs Tenant's ability to continue its business operations in the Premises, then this Lease shall be deemed to have terminated as of the date such damage occurred.

     (c) Notwithstanding anything to the contrary in this Paragraph 21, Landlord shall have the option to terminate this Lease, exercisable by notice to Tenant within sixty (60) days after the Casualty Discovery Date, in each of the following instances:

          (1) If more than twenty-five percent (25%) of the full insurable value of the Building or the Project is damaged or destroyed, regardless of whether or not the Premises is destroyed.

          (2) If the Building or the Project or any portion thereof is damaged or destroyed and the repair and restoration of such damage requires longer than two hundred forty (240) days from the Casualty Discovery Date, regardless of whether or not the Premises is destroyed.

          (3) If the Building or the Project or any portion thereof is damaged (other than de minimis damage) or destroyed and the insurance proceeds therefor are not sufficient to cover the costs of repair and restoration, regardless of whether or not the Premises is destroyed.

          (4) If the Building or the Project or any portion thereof is damaged (other than de minimis damage) or destroyed during the last twelve (12) months of the Term regardless of whether or not the Premises is destroyed.

     (d) In the event of repair and restoration as herein provided, the monthly installments of Base Rent shall be abated proportionately in the ratio which Tenant's use of the Premises is impaired during the period of such repair or restoration; provided, however, that Tenant shall not be entitled to such abatement to the extent that such damage or destruction resulted from the acts or inaction of Tenant or Tenant's Agents. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any damage to or destruction of the Premises, the Building or the Project or the repair or restoration thereof, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building or the Project and/or any inconvenience or annoyance occasioned by such damage, repair or restoration.

     (e) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall repair or restore only the initial tenant improvements, if any, constructed by Landlord in the Premises pursuant to the terms of this Lease, substantially to their condition existing immediately prior to the occurrence of the damage or destruction; and Tenant shall promptly repair and restore, at Tenant's expense, Tenant's Alterations which were not constructed by Landlord.

       22.      CONDEMNATION

     (a) If twenty-five percent (25%) or more of either the Premises, the Building or the Project or the parking areas for the Building or the Project is taken for any public or quasi-public purpose by any lawful governmental power or authority, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold to prevent such taking (each such event being referred to as a "Condemnation"), Landlord may, at its option, terminate this Lease as of the date title vests in the condemning party. If twenty-five percent (25%) or more of the Premises is taken and if the Premises remaining after such Condemnation and any repairs by Landlord would be untenantable for the conduct of Tenant's business operations, Tenant shall have the right to terminate this Lease as of the date title vests in the condemning party. If either party elects to terminate this Lease as provided herein, such election shall be made by written notice to the other party given within thirty (30) days after the nature and extent of such Condemnation have been finally determined. If neither Landlord nor Tenant elects to terminate this Lease to the extent permitted above, Landlord shall promptly proceed to restore the Premises, the Building and/or the Project, to the extent of any Condemnation award received by Landlord, to substantially the same condition as existed prior to such Condemnation, allowing for the reasonable effects of such Condemnation, and a proportionate abatement shall be made to the Base Rent and Additional Rent corresponding to the time during which, and to the portion of the floor area of the Premises (adjusted for any increase thereto resulting from any reconstruction) of which, Tenant is deprived on account of such Condemnation and restoration, as reasonably determined by Landlord. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent and Additional Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any Condemnation or the repair or restoration of the Premises, the Building or the Project or the parking areas for the Building or the Project following such Condemnation, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building, the Project or the parking areas and/or any inconvenience or annoyance occasioned by such Condemnation, repair or restoration.

     (b) Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any Condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise; provided, however, that Tenant shall be entitled to receive any award separately allocated by the condemning authority to Tenant for Tenant's relocation expenses or the value of Tenant's Property (specifically excluding fixtures, Alterations and other components of the Premises which under this Lease or by law are or at the expiration of the Term will become the property of Landlord), provided that such award does not reduce any award otherwise allocable or payable to Landlord.

       23.      ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not voluntarily or by operation of law, (1) mortgage, pledge, hypothecate or encumber this Lease or any interest herein, (2) assign or transfer this Lease or any interest herein, sublease the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be withheld, conditioned or delayed unreasonably as set forth below in this Paragraph 23 provided that (i) Tenant is not then in Default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, and (ii) Tenant has not previously assigned or transferred this Lease or any interest herein or subleased the Premises or any part thereof. Except for transfers of Tenant's stock performed on a publicly traded exchange, a transfer of greater than a fifty percent (50%) interest (whether stock, partnership interest, membership interest or otherwise) of Tenant, either in one (1) transaction, or a series of transactions and a sale of all or substantially all of Tenant's assets, shall be deemed to be an assignment under this Lease. When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide current and prior financial statements for the proposed assignee or subtenant, which financial statements shall be audited to the extent available and shall in any event be prepared in accordance with generally accepted accounting principles. Tenant shall also provide Landlord with a copy of the proposed sublease or assignment agreement, including all material terms and conditions thereof. Landlord shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, to (1) terminate this Lease as of the commencement date stated in the proposed sublease or assignment, (2) sublease or take an assignment, as the case may be, from Tenant of the interest, or any portion thereof, in this Lease and/or the Premises that Tenant proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement, (3) consent to the proposed assignment or sublease, or (4) refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld, conditioned or delayed so long as Tenant is not then in Default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a Default hereunder. In the event Landlord elects to terminate this Lease' or sublease or take an assignment from Tenant of the interest, or portion thereof, in the Lease and/or the Premises that Tenant proposes to assign or sublease as provided in the foregoing clauses
(1) and (2), respectively, then Landlord shall have the additional right to negotiate directly with Tenant's proposed assignee or subtenant and to enter into a direct lease or occupancy agreement with such party on such terms as shall be acceptable to Landlord in its sole and absolute discretion, and Tenant hereby waives any claims against Landlord related thereto, including, without limitation, any claims for any compensation or profit related to such lease or occupancy agreement.

     (b) Without otherwise limiting the criteria upon which Landlord may withhold its consent, Landlord shall be entitled to consider all reasonable criteria including, but not limited to, the following: (1) whether or not the proposed subtenant or assignee is engaged in a business which, and the use of the Premises will be in an manner which, is in keeping with the then character and nature of all other tenancies in the Project, (2) whether the use to be made of the Premises by the proposed subtenant or assignee would be prohibited by any other portion of this Lease, including, but not limited to, any rules and regulations then in effect, or under applicable Laws, and whether such use imposes a greater load upon the Premises and the Building and Project services then imposed by Tenant, (3) the business reputation of the proposed individuals who will be managing and operating the business operations of the assignee or subtenant, and the long-term financial and competitive business prospects of the proposed assignee or subtenant, and (4) the creditworthiness and financial stability of the proposed assignee or subtenant in light of the responsibilities involved. In any event, Landlord may withhold its consent to any assignment or sublease, if (i) the actual use proposed to be conducted in the Premises or portion thereof conflicts with the provisions of Paragraph 9(a) or (b) above or with any other lease which restricts the use to which any space in the Building or the Project may be put, (ii) the portion of the Premises proposed to be sublet is irregular in shape and/or does not permit safe or otherwise appropriate means of ingress and egress, or does not comply with governmental safety and other codes, (iii) the proposed sublessee or assignee is either a governmental agency or instrumentality thereof; (iv) the proposed sublessee or assignee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed sublessee or assignee, either (x) occupies space in the Project at the time of the request for consent, or (y) is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date Landlord receives Tenant's request for consent, to lease space in the Project. As a further condition to any rights Tenant may have under this Lease to sublet all or any portion of the Premises, Tenant shall offer space for sublease at a starting base rental rate no lower than 95% of Landlord's then current highest asking base rental rate for comparable space in the Project which is then on the market for direct lease. If there is no comparable space in the Project then currently on the market for direct lease, Tenant shall offer the space for sublease at a starting base rental rate no lower than 95% of the fair market rental rate for such space.

     (c) If Landlord approves an assignment or subletting as herein provided, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of the excess, if any, rent and any additional rent or other concessions payable by the assignee or sublessee to Tenant, less reasonable and customary market-based leasing commissions, attorneys fees and leasehold improvements performed by Tenant in connection with the sublease or assignment, if any, incurred by Tenant in connection with such assignment or sublease, which amounts shall, for purposes of the aforesaid calculation, be amortized on a straight-line basis over the term of such assignment or sublease, minus (2) Base Rent plus Additional Rent allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease. The assignment or sublease agreement, as the case may be, after approval by Landlord, shall not be amended without Landlord's prior written consent, and shall contain a provision directing the assignee or subtenant to pay the rent and other sums due thereunder directly to Landlord upon receiving written notice from Landlord that Tenant is in Default under this Lease with respect to the payment of Rent. In the event that, notwithstanding the giving of such notice, Tenant collects any rent or other sums from the assignee or subtenant, then Tenant shall hold such sums in trust for the benefit of Landlord and shall immediately forward the same to Landlord. Landlord's collection of such rent and other sums shall not constitute an acceptance by Landlord of attornment by such assignee or subtenant. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use, and consent to any assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of Landlord, constitute a Default under this Lease.

     (d) Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of the Rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignment or subletting).

     (e) Tenant shall pay Landlord's reasonable fees (including, without limitation, the reasonable fees of Landlord's counsel), incurred in connection with Landlord's review and processing of documents regarding any proposed assignment or sublease, not to exceed $5,000 in any single instance.

     (f) Notwithstanding anything in this Lease to the contrary, in the event Landlord consents to an assignment or subletting by Tenant in accordance with the terms of this Paragraph 23, Tenant's assignee or subtenant shall have no right to further assign this Lease or any interest therein or thereunder or to further sublease all or any portion of the Premises. In furtherance of the foregoing, Tenant acknowledges and agrees on behalf of itself and any assignee or subtenant claiming under it (and any such assignee or subtenant by accepting such assignment or sublease shall be deemed to acknowledge and agree) that no sub-subleases or further assignments of this Lease shall be permitted at any time, except in accordance with the provisions of this Section 23.

     (g) If this Lease is assigned, whether or not in violation of the provisions of this Lease, Landlord may collect Rent from the assignee. If the Premises or any part thereof is sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord may, after a Default by Tenant, collect Rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Paragraph 23, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to an assignment, mortgaging, pledging, encumbering, transfer, use, occupancy or subletting pursuant to any provision of this Lease shall not, except as otherwise provided herein, in any way be considered to relieve Tenant from obtaining the express consent of Landlord to any other or further assignment, mortgaging, pledging, encumbering, transfer, use, occupancy or subletting. References in this Lease to use or occupancy by anyone other than Tenant shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees or others claiming under or through Tenant, immediately or remotely. The listing of any name other than that of Tenant on any door of the Premises or on any directory or in any elevator in the Building, or otherwise, shall not, except as otherwise provided herein, operate to vest in the person so named any right or interest in this Lease or in the Premises, or be deemed to constitute, or serve as a substitute for, or any waiver of, any prior consent of Landlord required under this Paragraph 23.

     (h) Each subletting and/or assignment pursuant to this Paragraph shall be subject to all of the covenants, agreements, terms, provision and conditions contained in this Lease and each of the covenants, agreements, terms, provisions and conditions of this Lease shall be automatically incorporated therein to the extent applicable. If Landlord shall consent to, or reasonably withhold its consent to, any proposed assignment or sublease, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar in connection with the proposed assignment or sublease.

     Notwithstanding anything to the contrary herein, Tenant may assign this Lease or sublet all or a portion of the Premises, without the consent of Landlord (i) to any corporation or other entity into or with which Tenant may be merged or consolidated, (ii) to any corporation or other entity to which all or substantially all of Tenant's assets may be transferred or sold, and (iii) to any corporation or other entity that controls, is controlled by, or is under common control with Tenant so long as (a) the tangible net worth of the successor entity under clause (i) or (ii) immediately after any such merger or consolidation or sale or transfer of assets shall be greater than the tangible net worth of Tenant immediately prior to such merger or consolidation or sale or transfer of assets and (b) Tenant shall remain primarily liable for the obligations of the Tenant under this Lease after such assignment or subletting.

       24.      TENANT'S DEFAULT

     The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("Default"):

     (a) The abandonment of the Premises by Tenant for a period of thirty (30) consecutive days or any abandonment of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse, in each of the foregoing cases irrespective of whether or not Tenant is then in monetary default under this Lease. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     (b) Failure to pay any installment of Rent or any other monies due and payable hereunder, said failure continuing for a period of seven (7) days after written notice from Landlord that the same is past due;

     (c) A general assignment by Tenant or any guarantor or surety of Tenant's obligations hereunder, including, without limitation, Lease Guarantor, if any, (collectively, "Guarantor") for the benefit of creditors;

     (d) The filing of a voluntary petition in bankruptcy by Tenant or any Guarantor, the filing by Tenant or any Guarantor of a voluntary petition for an arrangement, the filing by or against Tenant or any Guarantor of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by the creditors of Tenant or any Guarantor, said involuntary petition remaining undischarged for a period of sixty (60) days;

     (e) Receivership, attachment, or other judicial seizure of substantially all of Tenant's assets on the Premises, such attachment or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof;

     (f) Death or disability of Tenant or any Guarantor, if Tenant or such Guarantor is a natural person, or the failure by Tenant or any Guarantor to maintain its legal existence, if Tenant or such Guarantor is a corporation, partnership, limited liability company, trust or other legal entity;

     (g) Failure of Tenant to execute and deliver to Landlord any estoppel certificate, subordination agreement, or lease amendment within the time periods and in the manner required by Paragraphs 30 or 31 or 42, and/or failure by Tenant to deliver to Landlord any financial statement within the time period and in the manner required by Paragraph 40;

     (h) An assignment or sublease of this Lease or the Premises by Tenant contrary to the provision of Paragraph 23, unless such assignment or sublease is expressly conditioned upon Tenant having received Landlord's consent thereto;

     (i) Failure of Tenant to restore the Security Deposit to the amount and within the time period provided in Paragraph 7 above;

     (j) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in subparagraphs (b), (i) (l) or (m) herein or any other subparagraphs of this Paragraph 24, which shall be governed by the notice and cure periods set forth in such other subparagraphs), which failure continues for thirty (30) days after written notice thereof from Landlord to Tenant, provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such thirty (30) day period despite reasonable diligence, Tenant shall not be in default under this subparagraph so long as Tenant thereafter diligently and continuously prosecutes the cure to completion and actually completes such cure within sixty (60) days after the giving of the aforesaid written notice;

     (k) Chronic delinquency by Tenant in the payment of Rent, or any other periodic payments required to be paid by Tenant under this Lease. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other payments required to be paid by Tenant under this Lease within five (5) days after written notice thereof for any three (3) months (consecutive or nonconsecutive) during any period of twelve (12) months;

     (l) Chronic overuse by Tenant or Tenant's Agents of the number of undesignated parking spaces set forth in the Basic Lease Information. "Chronic overuse" shall mean use by Tenant or Tenant's Agents of a number of parking spaces greater than the number of parking spaces set forth in the Basic Lease Information more than three (3) times during the Term after written notice by Landlord;

     (m) Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or be reduced or materially changed, except as permitted in this Lease; and

     (n) Any failure by Tenant to discharge any lien or encumbrance placed on the Project or any part thereof in violation of this Lease within thirty (30) days after the date such lien or encumbrance is filed or recorded against the Project or any part thereof.

       25.      LANDLORD'S REMEDIES

     (a) Termination. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such termination or by making entry upon the Premises for the purposes of terminating this Lease. Upon the delivery of such termination notice or upon making such entry, this Lease and Tenant's rights hereunder shall terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

          (1) the worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

          (2) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

          (3) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, (A) any costs or expenses reasonably incurred by Landlord (1) in retaking possession of the Premises; (2) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering, remodeling or rehabilitating the Premises or any affected portions of the Building or the Project, including such actions undertaken in connection with the reletting or attempted reletting of the Premises to a new tenant or tenants;
(3) for leasing commissions, advertising costs and other expenses of reletting the Premises; or (4) in carrying the Premises, including taxes, insurance premiums, utilities and security precautions; (B) any unearned brokerage commissions paid in connection with this Lease; (C) reimbursement of any previously waived or abated Base Rent or Additional Rent or any free rent or reduced rental rate granted hereunder; and (D) any concession made or paid by Landlord to the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions, payments or loans by Landlord for tenant improvements or build-out allowances or assumptions by Landlord of any of Tenant's previous lease obligations; plus

          (5) such reasonable attorneys' fees incurred by Landlord as a result of a Default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

          (6) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in subparagraphs (1) and (2) above, the "worth at the time of award" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph (3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant hereby waives for Tenant and all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

     (b) Re-entry. In the event of any Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the Premises, and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

     (c) Reletting. In the event of the abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in Paragraph 25(b) or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Paragraph 25(a), Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises in Landlord's sole discretion. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied in the following order: (1) to reasonable attorneys' fees incurred by Landlord as a result of a Default and costs in the event suit is filed by Landlord to enforce such remedies; (2) to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; (3) to the payment of any costs of such reletting; (4) to the payment of the costs of any alterations and repairs to the Premises; (5) to the payment of Rent due and unpaid hereunder; and (6) the residue, if any, shall be held by Landlord and applied in payment of future Rent and other sums payable by Tenant hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

     (d) Termination. No re-entry or taking of possession of the Premises by Landlord pursuant to this Paragraph 25 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

     (e) Cumulative Remedies. The remedies herein provided are not exclusive and Landlord shall have any and all other remedies provided herein or by law or in equity.

     (f) No Surrender. No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

     (g) Landlord's Obligation To Use Reasonable Efforts To Relet Premises After Termination Of Lease Due To Tenant's Default. Upon termination of this Lease due to a Default by Tenant, Landlord shall use reasonable efforts to relet the Premises for the period after Tenant shall vacate the same in connection with such termination, which reasonable efforts shall mean the listing of the Premises for leasing with one commercial real estate broker.

       26.      LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

     (a) Without limiting the rights and remedies of Landlord contained in Paragraph 25 above, if Tenant shall be in Default in the performance of any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, then Landlord may at Landlord's option, without any obligation to do so, and without notice to Tenant perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant or any of Tenant's Agents.

     (b) Without limiting the rights of Landlord under Paragraph 26(a) above, Landlord shall have the right at Landlord's option, without any obligation to do so, to perform any of Tenant's covenants or obligations under this Lease without notice to Tenant in the case of an emergency, as determined by Landlord in its sole and absolute sole reasonable judgment, or if Landlord otherwise determines in its sole reasonable discretion that such performance is necessary or desirable for the proper management and operation of the Building or the Project or for the preservation of the rights and interests or safety of other tenants of the Building or the Project.

     (c) If Landlord performs any of Tenant's obligations hereunder in accordance with this Paragraph 26, the full amount of the cost and expense incurred or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment by Landlord at the lower of (1) twelve percent (12%) per annum, or (2) the highest rate permitted by applicable law.

       27.      ATTORNEY'S FEES

     (a) If either party hereto fails to perform any of its obligations under this Lease or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Lease, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such reasonable attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

     (b) Without limiting the generality of Paragraph 27(a) above, if Landlord utilizes the services of an attorney for the purpose of collecting any Rent due and unpaid by Tenant or in connection with any other breach of this Lease by Tenant, Tenant agrees to pay Landlord actual attorneys' fees as determined by Landlord for such services, regardless of the fact that no legal action may be commenced or filed by Landlord.

       28.      TAXES

     Tenant shall be liable for and shall pay, prior to delinquency, all taxes levied against Tenant's Property. If any Alteration installed by Tenant or any of Tenant's Property pursuant to Paragraph 12 is assessed and taxed with the Project or Building, Tenant shall pay such taxes to Landlord within ten (10) days after delivery to Tenant of a statement therefor.

       29.      EFFECT OF CONVEYANCE

     The term "Landlord" as used in this Lease means, from time to time, the then current owner of the Building or the Project containing the Premises, so that, in the event of any sale of the Building or the Project, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, that the purchaser of the Building or the Project has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

       30.      TENANT'S ESTOPPEL CERTIFICATE

     From time to time, upon written request of Landlord, Tenant shall execute, acknowledge and deliver to Landlord or its designee an Estoppel Certificate in substantially the form attached hereto as Exhibit E and with any other statements reasonably requested by Landlord or its designee. Any such Estoppel Certificate delivered pursuant to this Paragraph 30 may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Premises. If Tenant shall fail to provide such certificate within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, such failure shall, at Landlord's election, constitute a Default under this Lease, and Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

       31.      SUBORDINATION

     Subject to the terms hereof, this Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases, overriding leases and underlying leases affecting the Building or the Project now or hereafter existing and each of the terms, covenants and conditions thereto (the "Superior Lease(s)"), and to all mortgages which may now or hereafter affect the Building, the Property or any of such leases and each of the terms, covenants and conditions thereto (the "Superior Mortgage(s)"), whether or not such mortgages shall also cover other lands, buildings or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages. This Paragraph shall be self-operative and no further instrument of subordination shall be required. Tenant shall promptly execute, acknowledge and deliver any reasonable instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. Notwithstanding the above, such subordination by Tenant shall be conditioned upon Tenant receiving an agreement from any mortgagee now or hereafter of the Project and for the Building, which agreement shall be in the customary form of such mortgagee, that in the event of a foreclosure, deed in lieu of foreclosure or other exercise of rights under any such mortgage, such mortgagee (and its successors in interest, including any purchaser or transferor in connection with a foreclosure or deed in lieu of foreclosure) shall recognize Tenant's rights and shall not disturb Tenant's occupancy under this Lease so long as there is not a Default by Tenant. As used herein the lessor of a Superior Lease or its successor in interest is herein called "Superior Lessor"; and the holder of a Superior Mortgage is herein called "Superior Mortgagee".

     Landlord represents and warrants to Tenant that there are no mortgages currently encumbering the Project or the Building.

     If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed (such party so succeeding to Landlord's rights herein called "Successor Landlord"), then Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease

(without the need for further agreement) and shall promptly execute and deliver any reasonable instrument that such Successor Landlord may reasonably request to evidence such attornment. This Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord shall not (a) be liable for any previous act or omission of Landlord under this Lease, except to the extent such act or omission shall constitute a continuing Landlord default hereunder; (b) be subject to any offset, not expressly provided for in this Lease; or (c) be bound by any previous modification of this Lease or by any previous prepayment of more than one month's Base Rent, unless such modification or prepayment shall have been expressly approved in writing by the Successor Landlord (or predecessor in interest).

       32.      ENVIRONMENTAL COVENANTS

     (a) Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord a Hazardous Materials Disclosure Certificate ("Initial Disclosure Certificate"), a fully completed copy of which is attached hereto as Exhibit G and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial Disclosure Certificate is true and correct and accurately describes the Hazardous Materials which will be manufactured, treated, used or stored on or about the Premises by Tenant or Tenant's Agents. Tenant shall, on each anniversary of the Commencement Date and at such other times as Tenant desires to manufacture, treat, use or store on or about the Premises new or additional Hazardous Materials which were not listed on the Initial Disclosure Certificate, complete, execute and deliver to Landlord an updated Disclosure Certificate (each, an "Updated Disclosure Certificate") describing Tenant's then current and proposed future uses of Hazardous Materials on or about the Premises, which Updated Disclosure Certificates shall be in the same format as that which is set forth in Exhibit G or in such updated format as Landlord may require from time to time. Tenant shall deliver an Updated Disclosure Certificate to Landlord not less than thirty (30) days prior to the date Tenant intends to commence the manufacture, treatment, use or storage of new or additional Hazardous Materials on or about the Premises, and Landlord shall have the right to approve or disapprove such new or additional Hazardous Materials in its sole and absolute discretion. Tenant shall make no use of Hazardous Materials on or about the Premises except as described in the Initial Disclosure Certificate or as otherwise approved by Landlord in writing in accordance with this Paragraph 32(a).

     (b) As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains (1) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. Section 9601 et seq.) or any regulations promulgated under CERCLA; (2) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section. 6901 et seq.) or any regulations promulgated under RCRA; (3) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 et seq.) or any regulations promulgated under TSCA; (4) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (5) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (6) polychlorinated biphenyls; (7) lead and lead-containing materials; or

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

(8) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent area or property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent area or property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws.

     (c) As used in this Lease, the term "Environmental Laws" shall mean and include (1) CERCLA, RCRA and TSCA; and (2) any other federal, state (including Massachusetts General Laws c.21(e)) or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to
(A) pollution, (B) the protection or regulation of human health, natural resources or the environment, (C) the treatment, storage or disposal of Hazardous Materials, or (D) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

     (d) Tenant agrees that during its use and occupancy of the Premises it will (1) not (A) permit Hazardous Materials to be present on or about the Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business or (B) release, discharge or dispose of any Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project; (2) comply with all Environmental Laws relating to the Premises and the use of Hazardous Materials on or about the Premises and not engage in or permit others to engage in any activity at the Premises in violation of any Environmental Laws; and (3) immediately notify Landlord of (A) any inquiry, test, investigation or enforcement proceeding by any governmental agency or authority against Tenant, Landlord or the Premises, Building or Project relating to any Hazardous Materials or under any Environmental Laws or (B) the occurrence of any event or existence of any condition that would cause a breach of any of the covenants set forth in this Paragraph 32.

     (e) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (1) the requirements of (A) all Environmental Laws and (B) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (2) any additional requirements of Landlord that are necessary, in Landlord's sole discretion, to protect the value of the Premises, the Building or the Project.

     (f) Upon reasonable notice to Tenant, Landlord may inspect the Premises and surrounding areas for the purpose of determining whether there exists on or about the Premises any Hazardous Material or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. Such inspections may include, but are not limited to, if reasonably necessary, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the Term of this Lease. In the event
(1) such inspections reveal the presence of any such Hazardous Material or other condition or activity in violation of the requirements of this Lease or of any Environmental Laws, or (2) Tenant or its Agents

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

contribute or knowingly consent to the presence of any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project or exacerbate the condition of or the conditions caused by any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement therefor. Tenant will supply to Landlord such historical and operational information regarding the Premises and surrounding areas as may be reasonably requested to facilitate any such inspection and will make available for meetings appropriate personnel having knowledge of such matters. Tenant agrees to give Landlord at least sixty (60) days' prior notice of its intention to vacate the Premises so that Landlord will have an opportunity to perform such an inspection prior to such vacation. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage, treatment or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     (g) Upon reasonable prior notice to Tenant (except in an emergency), Landlord shall have the right, but not the obligation, prior or subsequent to a Default, without in any way limiting Landlord's other rights and remedies under this Lease, to enter upon the Premises, or to take such other actions as it deems necessary or advisable, to investigate, clean up, remove or remediate any Hazardous Materials or contamination by Hazardous Materials present on, in, at, under, or emanating from, the Premises, the Building or the Project in violation of Tenant's obligations under this Lease or under any Environmental Laws. Notwithstanding any other provision of this Lease, Landlord shall also have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued by any governmental agency or authority with regard to any such Hazardous Materials or contamination by Hazardous Materials. If such inspection shall be done at the time of a Default by Tenant or if Landlord's investigation shows either a violation of this Lease or a Hazardous Materials contamination or an Environmental Laws Violation resulting from Tenant's actions, all costs and expenses paid or incurred by Landlord in the exercise of the rights set forth in this Paragraph 32 shall be payable by Tenant upon demand.

     (h) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on, about or near the Premises by Tenant or Tenant's Agents, and in a condition which complies with all Environmental Laws and any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project, including, without limitation, the obtaining of any closure permits or other governmental permits or approvals related to Tenant's use of Hazardous Materials in or about the Premises. Tenant's obligations and liabilities pursuant to the provisions of this Paragraph 32 shall be in addition to any other surrender requirement in this Lease and shall survive the expiration or earlier termination of this Lease.

     (i) Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, damages, fines, judgments, penalties, costs, losses (including, without limitation, loss in value of the Premises, the Building or the Project, damages due to loss or restriction of rentable or useable space, or any damages due to any adverse impact on marketing of the space and any and all sums paid for settlement of claims, liabilities and expenses (including, without limitation,

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

attorney's fees, consultants' fees and expert's fees)) sustained by Landlord during or after the term of this Lease and attributable to (1) any Hazardous Materials placed on or about the Premises, the Building or the Project by Tenant or Tenant's Agents, or (2) Tenant's breach of any provision of this Paragraph 32.

     Without making any representation or warranty regarding the accuracy or completeness of the content or results of the same, and provided that Tenant executes Landlord's standard release form with respect to the delivery of the same, Landlord shall provide Tenant with a copy of Landlord's most recent environmental site assessment report prepared for the Project. Tenant shall not have the right to rely on the contents of such report.

     (j) The provisions of this Paragraph 32 shall survive the expiration or earlier termination of this Lease.

       33.      NOTICES

     All notices and demands which are required or may be permitted to be given to either party by the other hereunder shall be in writing and shall be sent by United States mail, postage prepaid, certified, or by personal delivery or nationally recognized overnight courier, addressed to the addressee at Tenant's Address or Landlord's Address as specified in the Basic Lease Information, or to such other place as either party may from time to time designate in a notice to the other party given as provided herein. Copies of all notices and demands given to Landlord shall additionally be sent to Landlord's property manager at the address specified in the Basic Lease Information or at such other address as Landlord may specify in writing from time to time. Notice shall be deemed given upon actual receipt (or attempted delivery if delivery is refused), if personally delivered, or one (1) business day following deposit with a reputable overnight courier that provides a receipt, or on the third (3rd) day following deposit in the United States mail in the manner described above.

       34.      WAIVER

     The waiver of any breach of any term, covenant or condition of this Lease shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No delay or omission in the exercise of any right or remedy of Landlord in regard to any Default by Tenant shall impair such a right or remedy or be construed as a waiver. Any waiver by Landlord of any Default must be in writing and shall not be a waiver of any other Default concerning the same or any other provisions of this Lease.

       35.      HOLDING OVER

     Any holding over after the expiration of the Term, without the express written consent of Landlord, shall constitute a Default and, without limiting Landlord's remedies provided in this

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

Lease, such holding over shall be construed to be a tenancy at sufferance, at a rental rate equal to the greater of one hundred fifty percent (150%) of the fair market rental value for the Premises as determined by Landlord or one hundred fifty percent (150%) of the Base Rent last due in this Lease, plus Additional Rent, and shall otherwise be on the terms and conditions herein specified, so far as applicable; provided, however, in no event shall any renewal or expansion option or other similar right or option contained in this Lease be deemed applicable to any such tenancy at sufferance. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of Paragraphs 11 and 32(h), Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

       36.      SUCCESSORS AND ASSIGNS

     The terms, covenants and conditions of this Lease shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto. If Tenant shall consist of more than one entity or person, the obligations of Tenant under this Lease shall be joint and several.

       37.      TIME

     Time is of the essence of this Lease and each and every term, condition and provision herein.

       38.      BROKERS

     Landlord and Tenant each represents and warrants to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker except the Broker(s) specified in the Basic Lease Information in the negotiating or making of this Lease, and each party agrees to indemnify and hold harmless the other from any claim or claims, and costs and expenses, including attorneys' fees, incurred by the indemnified party in conjunction with any such claim or claims of any other broker or brokers to a commission in connection with this Lease as a result of the actions of the indemnifying party. Landlord shall be responsible for all commissions due to the Brokers in connection with this Lease.

       39.      LIMITATION OF LIABILITY

     Tenant agrees that, in the event of any default or breach by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises Tenant's remedies shall be limited solely and exclusively to an amount which is equal to the lesser of (a) the interest in the Building of the then current Landlord or (b) the equity interest Landlord would have in the Building if the Building were encumbered by third party debt in an amount equal to

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

eighty percent (80%) of the value of the Building (as such value is determined by Landlord) provided that in no event shall such liability extend to any sales or insurance proceeds received by Landlord or the "Landlord Parties" in connection with the Project, Building or Premises. For purposes of this Lease, "Landlord Parties" shall mean, collectively Landlord, its partners, shareholders, officers, directors, employees, investment advisors, or any successor in interest of any of them. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Paragraph 39 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), future member in Landlord (if Landlord is a limited liability company) or trustee or beneficiary (if Landlord or any partner or member of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with Tenant's business, including but not limited to, loss or profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring. The provisions of this section shall apply only to the Landlord and the parties herein described, and shall not be for the benefit of any insurer nor any other third party.

       40.      FINANCIAL STATEMENTS

     Within twenty (20) days after Landlord's request, Tenant shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available), prepared or compiled by a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

       41.      RULES AND REGULATIONS

     Tenant agrees to comply with the rules and regulations attached hereto as Exhibit D, along with any modifications, amendments and supplements thereto, and such reasonable rules and regulations as Landlord may adopt in the future from time to time for the orderly and proper operation of the Building and the Project (collectively, the "Rules and Regulations"). The Rules and Regulations may include, but shall not be limited to the following: (a) restriction of employee parking to a limited, designated area or areas; and (b) regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant. The then current Rules and Regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the failure of any other person to observe and abide by any of said Rules and Regulations.

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

       42.      MORTGAGEE PROTECTION

     (a) Modifications for Lender. If, in connection with obtaining financing for the Project or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications do not materially adversely affect Tenant's rights or increase Tenant's obligations under this Lease.

     (b) Rights to Cure. Tenant agrees to give to any trust deed or mortgage holder ("Holder"), by a method provided for in Paragraph 33 above, at the same time as it is given to Landlord, a copy of any notice of default given to Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional reasonable period within which to cure such default or if such default cannot be cured without Holder pursuing its remedies against Landlord, then such additional time as may be necessary to commence and complete a foreclosure proceeding, provided Holder commences and thereafter diligently pursues the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated.

       43.      INTENTIONALLY DELETED.

       44.      PARKING

     (a) Provided that Tenant shall not then be in Default under the terms and conditions of the Lease, and provided further, that Tenant shall comply with and abide by Landlord's parking rules and regulations from time to time in effect,
(i) Tenant shall have a license to use for the parking of standard size passenger automobiles the number of exclusive and designated and nonexclusive and undesignated parking spaces, if any, set forth in the Basic Lease Information in the Parking Areas; provided, however, that Landlord shall not be required to enforce Tenant's right to use such parking spaces; and, provided further, that the number of parking spaces allocated to Tenant hereunder shall be reduced on a proportionate basis in the event any of the parking spaces or other areas in the Parking Areas are taken or otherwise eliminated as a result of any Condemnation (as hereinafter defined) or casualty event affecting such Parking Areas or any modifications made by Landlord to such Parking Areas. All unreserved spaces and other areas will be on a first-come, first-served basis in common with other tenants of and visitors to the Project in parking spaces or other areas provided by Landlord from time to time in the Project's Parking Areas. In the event Tenant is granted the use of exclusive and designated parking spaces, as indicated in the Basic Lease Information, then such spaces shall be located in the area(s) designated by Landlord from time to time. Tenant's license to use the parking spaces or other areas provided for herein shall be subject to such terms, conditions, rules and regulations as Landlord or the operator of the Parking Area may impose from time to time, including, without limitation, the imposition of a parking charge.

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

     (b) Each automobile shall at, Landlord's option to be exercised from time to time, bear a permanently affixed and visible identification sticker to be provided by Landlord. Tenant shall not and shall not permit its Agents to park any automobiles in locations other than those specifically designated by Landlord as being for Tenant's use. The license granted hereunder is for self-service parking only and does not include additional rights or services. Neither Landlord nor its Agents shall be liable for: (i) loss or damage to any vehicle or other personal property parked or located upon or within such parking spaces or any Parking Areas whether pursuant to this license or otherwise and whether caused by fire, theft, explosion, strikes, riots or any other cause whatsoever; or (ii) injury to or death of any person in, about or around such parking spaces or any Parking Areas or any vehicles parking therein or in proximity thereto whether caused by fire, theft, assault, explosion, riot or any other cause whatsoever and Tenant hereby waives any claim for or in respect to the above and against all claims or liabilities arising out of loss or damage to property or injury to or death of persons, or both, relating to any of the foregoing. Tenant shall not assign any of its rights hereunder and in the event an attempted assignment is made, it shall be void.

     (c) Tenant recognizes and agrees that visitors, clients and/or customers (collectively the "Visitors") to the Project and the Premises must park automobiles only in areas designated by Landlord from time to time as being for the use of such Visitors and Tenant hereby agrees to ask its Visitors to park only in the areas designated by Landlord from time to time for the use of Tenant's Visitors.

     (d) In the event any tax, surcharge or regulatory fee is at any time imposed by any governmental authority upon or with respect to parking or vehicles parking in the parking spaces referred to herein, Tenant shall pay such tax, surcharge or regulatory fee as Additional Rent under this Lease, such payments to be made in advance and from time to time as required by Landlord (except that they shall be paid monthly with Base Rent payments if permitted by the governmental authority).

     (e) In addition to any other rights or remedies available to Landlord, in the event Tenant violates the restrictions on parking contained in this Paragraph 45, including, without limitation, failure to park automobiles in the designated areas, then Landlord shall have the right to charge to Tenant a fee equal to $1,000 for each such violation, provided, however, Landlord agrees to waive such fee for the first such violation during each calendar year. The charging of any such fee by Landlord shall not be deemed to be a consent by Landlord to the violation for which any such fee is charged and Tenant shall remain obligated with respect to the parking of vehicles as provided in this Paragraph 44.

       45.      ENTIRE AGREEMENT

     This Lease, including the Exhibits and any Addenda attached hereto, which are hereby incorporated herein by this reference, contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein or therein, shall be of any force and effect. If there is more than one Tenant, the obligations hereunder imposed shall be joint and several.

       46.      INTEREST

     Any installment of Rent and any other sum due from Tenant under this Lease which is not received by Landlord within five (5) days from when the same is due shall bear interest from the date such payment was originally due under this Lease until paid at the greater of (a) an annual rate equal to the maximum rate of interest permitted by law or (b) twelve percent (12%) per annum. Payment of such interest shall not excuse or cure any Default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

       47.      CONSTRUCTION

     This Lease shall be construed and interpreted in accordance with the laws of the state in which the Premises is located. The parties acknowledge and agree that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Lease, including the Exhibits and any Addenda attached hereto. All captions in this Lease are for reference only and shall not be used in the interpretation of this Lease. Whenever required by the context of this Lease, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

       48.      REPRESENTATIONS AND WARRANTIES OF TENANT

     Tenant hereby makes the following representations and warranties, each of which is material and being relied upon by Landlord, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease.

     (a) If Tenant is an entity, Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business in the state in which the Premises is located and the persons executing this Lease on behalf of Tenant have the full right and authority to execute this Lease on behalf of Tenant and to bind Tenant without the consent or approval of any other person or entity. Tenant has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms.

     (b) Tenant has not (1) made a general assignment for the benefit of creditors, (2) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (3) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (4) suffered the attachment or other judicial seizure of all or substantially all of its assets, (5) admitted in writing its inability to pay its debts as they come due, or (6) made an offer of settlement, extension or composition to its creditors generally.

       49.      NAME OF BUILDING

     In the event Landlord chooses to change the name or address of the Building and/or the Project, Tenant agrees that such change shall not affect in any way its obligations under this

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

Lease, and that, except for the name or address change, all terms and conditions of this Lease shall remain in full force and effect. Tenant agrees further that such name or address change shall not require a formal amendment to this Lease, but shall be effective upon Tenant's receipt of written notification from Landlord of said change.

       50.      SECURITY

     (a) Tenant acknowledges and agrees that Landlord is not providing any security services with respect to the Premises, the Building or the Project and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises, the Building or the Project.

     (b) Tenant hereby agrees to the exercise by Landlord and Landlord's Agents, within their sole discretion, of such security measures as, but not limited to, the evacuation of the Premises, the Building or the Project for cause, suspected cause or for drill purposes, the denial of any access to the Premises, the Building or the Project and other similarly related actions that it deems necessary to prevent any threat of property damage or bodily injury. The exercise of such security measures by Landlord and Landlord's Agents, and the resulting interruption of service and cessation of Tenant's business, if any, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord or Landlord's Agents liable to Tenant for any resulting damages or relieve Tenant from Tenant's obligations under this Lease.

       51.      JURY TRIAL WAIVER

     Tenant hereby waives any right to trial by jury with respect to any action or proceeding (i) brought by Landlord, Tenant or any other party, relating to
(A) this Lease and/or any understandings or prior dealings between the parties hereto, or (B) the Premises, the Building or the Project or any part thereof, or
(ii) to which Landlord is a party.

       52.      RECORDATION

     Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by any one acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

       53.      RIGHT TO LEASE

     Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interest of the Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Project.

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

       54.      FORCE MAJEURE

     Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance cause by a Force Majeure.

       55.      ACCEPTANCE

         This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

       56.      EXTENSION OPTION

     (a) Exercise of Option. Provided Tenant is not in default (beyond applicable notice and grace periods) pursuant to any of the terms and conditions of this Lease at time of such option exercise and as of the first day of the Option Period and provided that the original Tenant is in occupancy of 100% of the Premises as of the first day of the Option Period, Tenant shall have the option (the "Option") to extend this Lease for one additional five (5) year period (the "Option Period") commencing on the date following the Expiration Date upon the terms and conditions contained in this Lease, except, as provided in this Paragraph 56. To exercise the Option, Tenant shall give Landlord notice (the "Extension Notice") of the intent to exercise said Option not less than twelve (12) months or more than fifteen (15) months prior to the date on which the Option Period which is the subject of the notice will commence. The notice shall be given as provided in Paragraph 33 hereof. In the event Tenant shall exercise the Option in a timely manner, this Lease will terminate in its entirety at the end of the Option Period and Tenant will have no further Options to extend the Term of this Lease.

     (b) Determination of Base Rent. The Base Rent for the Option shall be determined as follows:

          (i) Landlord and Tenant will have thirty (30) days after Landlord receives the Extension Notice within which to agree on the fair market rental value of the Premises as of the commencement date of the Option Period, as defined in subsection (ii) below. If they agree on the Base Rent within thirty
(30) days, they will amend this Lease by stating the Base Rent.

          (ii) If Landlord and Tenant are unable to agree on the Base Rent for the Option Period within thirty (30) days, the Base Rent for the Option Period will be the greater of (i) the-fair market rental value of the Premises as of the commencement date of the Option Period as determined in accordance with subsection (iii) hereof, and (ii) the last Base Rent set forth in the

Basic Lease Information (i.e., $142,989 per annum). As used in this Lease, the "fair market rental value of the Premises" means what a landlord under no compulsion to lease the Premises, and a tenant under no compulsion to lease the Premises, would determine as Base Rent (including initial monthly rent and rental increases) for the Option Period, as of the commencement of the Option Period, taking into consideration the uses permitted under this Lease, the quality, size, design, location and amenities of the Premises and the Project, and the rent for comparable buildings located in the vicinity of the Project.

          (iii) Within thirty (30) days after the expiration of the thirty (30) day period set forth in subparagraph (ii) above, Landlord and Tenant shall each appoint one licensed real estate appraiser or real estate broker (such broker to have no less than ten (10) years of relevant experience relating to the rental of space comparable to the Premises in the applicable submarket in which the Project is located) (collectively, the "Appraisers") (Landlord and Tenant to each pay the cost of their own Appraiser), and the Appraisers so appointed shall jointly attempt to determine and agree upon the then fair market rental value of the Premises. If they are unable to agree, then each Appraiser so appointed shall set one value, and notify the other Appraiser, of the value set by him or her, concurrently with such Appraiser's receipt of the value set by the other Appraiser. The two Appraisers then shall, together, select a third licensed appraiser or broker (such broker to have no less than ten (10) years of relevant experience relating to the rental of space comparable to the Premises in the applicable submarket in which the Project is located) (the cost of such third appraiser or broker shall be shared equally by Landlord and Tenant), who shall make a determination of the then fair market rental value, after reviewing the reports of the first two Appraisers appointed by the parties, and after doing such independent research as he/she deems appropriate. The value determined by the third appraiser or broker shall be the then fair market rental value of the Premises.

LANDLORD                                    TENANT

FORGE PARK INVESTORS LLC,                   SONTRA MEDICAL CORPORATION,
a Delaware limited liability                a Minnesota corporation
company

By: UBS Realty Investors, LLC               By: /s/ Sean Moran
Its: Investment Advisor                        ------------------------------
                                            Print Name: Sean Moran
                                                       ----------------------
                                            Its: Chief Financial Officer
                                                -----------------------------
By:  /s/ Jane Fishman
    ----------------------------
Its: Executive Director
    ----------------------------
                                            By:
                                               ------------------------------
                                            Print Name:
                                               ------------------------------
                                            Its:
                                                -----------------------------

                                    EXHIBIT A

[GRAPHIC APPEARS HERE]

                                    EXHIBIT B

                      FORGE PARK COVENANTS AND RESTRICTIONS

          The Premises are subject to the following restrictions hereby imposed for the exclusive benefit of the Landlord (referred to herein as "Grantors") and the owners of the benefited land hereinafter described and of such of those successors in title to any portions of the benefited land, if any, to whom the right to enforce these restrictions may hereafter be expressly granted of record:

     1.   Design Review and Approval

          In order to achieve continuity and compatibility of architecture, landscaping, and site development, all plans and specifications pertaining to building and site design (including subsequent alterations and additions) shall be subject to review and prior written approval by the Grantors and such owners or their successors. Plans to be submitted for approval shall include (a) the plans required for Site Plan Review as specified in the Town of Franklin Zoning By-Law (including site layout, utilities, drainage, lighting, parking, signage, and landscaping), (b) Building Design Plans and Specifications for building materials, colors, finishes, architectural treatments and rooflines, (c) a complete set of Construction Documents, and (d) plans of any Design Revisions made subsequent to approval of Construction Documents.

          Such plans shall conform to the master development plans for Forge Park (master drainage, definitive subdivision, and utility infrastructure plans) except with written consent from the Grantors and such owners or such successors. Application for site plan review by the Town of Franklin shall not be made until Site Plan Review plans have been approved by the Grantors and such owners or such successors. Application for a Building Permit shall not be made until Building Design Plans and Specifications and Construction Documents have been approved by the Grantors and such owners or such successors.

          The design review process is intended to facilitate the development and coordination of building plans in addition to the enforcement of these protective restrictions. All plans shall be reviewed by the Grantors and such owners or such successors within thirty (30) days from submission. Upon completion of construction in accordance with approved plans, the Grantors and such owners or such successors, upon request, shall execute an instrument in recordable form approving such construction.

2.        Uses Allowed

          No uses shall be made of the premises except for the purposes of office, light industry, manufacturing, research and development, warehousing and distribution, hotel, conference/educational training, child care, fitness, telecommunications transmission, and limited retail uses in compliance with the local zoning by-laws and regulations. Any other uses must be approved by the Grantors and such owners or such successors. No use shall be offensive to the surrounding area by reason of odor, fumes, dust, smoke, noise or pollution, nor hazardous by reason of danger of fire, explosion, or improper use and storage of hazardous waste materials.

          No use of the premises shall consume more than 15,000 gallons per day of water without the express written consent of the Grantors and such owners or such successors.

3.        Development Density

          Minimum setbacks for buildings shall be fifty (50) feet from all street lines, thirty (30) feet from side property lines and thirty
          (30) feet from rear property lines. The front yard (50 foot setback) shall be maintained as a 75% landscaped area with only paved driveways and sidewalks allowed. Where possible, a minimum fifty (50) foot setback area with existing landscaping shall be maintained along Forge Parkway. For side and rear yards, fifteen (15) foot setback lines shall be maintained as landscaped areas with the exception of 25% of such area allowed for paved driveways and sidewalks. Minimum fifty
          (50) foot setback and landscaped areas (with existing vegetation to remain) shall be maintained for land abutting residentially zoned property.

4.        Building Exterior

          To maintain a quality standard of construction and appearance, the exterior walls of each building shall be constructed of brick, architectural concrete block, architectural pre-cast concrete, porcelain enamel or similar metal panels, or other comparable material approved by the Grantors, and such owners or such successors. Metal panels may be used only in combination with one of the above materials upon the specific approval of the Grantors, and such owners or such successors. Building roofs shall be flat, with a slope of no more than one foot per twenty-four (24) lineal feet. All rooftop structures or equipment shall be screened so as not to be visible from public view. With the approval of the Grantors, and such owners or such successors, the requirement of screening may be waived if rooftop equipment is organized in a consistent pattern and painted a uniform color so as to present an inoffensive roofscape. All equipment mounted at grade, including electrical transformers, shall be architecturally related to its surroundings and screened with landscaping or approved fencing material.

5.        Loading Docks

          Loading docks shall not be permitted to face any street or primary access roadways within Forge Park. Where necessary, structural buffers and/or landscaping shall be provided to screen loading areas from public view. No loading dock shall be located less than one hundred
          (100) feet from the front property line.

6.        Parking Areas

          Parking areas shall be surfaced with bituminous concrete, concrete, brick, or approved equal. Paved areas shall be kept in good condition and shall be resurfaced or sealed as needed. Any cracks, fractures, potholes or fissures shall be repaired promptly. Curbing shall be provided to control drainage runoff from parking areas. Type VB vertical granite curb shall be provided at curb cuts adjoining park roadways. No on-street parking shall be permitted. Parking of vehicles shall only be permitted on paved areas.

7.        Open Storage

          Open storage shall be permitted provided such storage (a) is located to the rear of the front line of the principal building and, in all events, at least one hundred (100) feet from any street, (b) shall not exceed fourteen (14) feet in height, and (c) shall be screened from public view by substantial means, such as an ornamental wall or approved fencing erected in such a way as not to make the exterior appearance of the building or views from adjacent buildings unacceptable. Plans for open storage shall be submitted for approval by the Grantors, and such owners or such successors.

8.        Temporary Structures

          No temporary structures (including, without limitation, storage trailers) shall be permitted on the premises except for construction trailers during the period of construction.

9.        Lighting

          Walkways and parking areas shall be adequately lighted. No exterior lighting shall be mounted higher than twenty-five (25) feet above finished grade, and lighting sources shall be shielded to prevent excessive glare. Building mounted lighting shall not be permitted for illumination of yards to the front and street side of buildings. Properties adjacent to residential areas shall design lighting plans to minimize lighting impact and glare on residential areas. In all cases, lighting shall not spill beyond site boundaries. Lighting source shall be metal halide, fluorescent, incandescent, or mercury vapor.

10.       Utility Service Lines

          All utility service lines shall be placed underground.

11.       Storage Tanks

          All above ground or underground storage tanks used for gasoline, chemicals, gases or other substances shall be subject to approval by the Grantors, and such owners or such successors. Requests for such approval shall include (a) plans for the installation of such tanks,
          (b) evidence that the tanks will not pose a threat to the environment, and (c) evidence of compliance with local, state, and federal regulations. The Grantors, and such owners or such successors also reserve the right to enter upon the premises and to perform, at the expense of the owner of the premises, periodic environmental testing by a qualified company to assure that the use of the premises is not contaminating soil or groundwater.

12.       Signage

          The purpose of signage standards is to assure a consistency of park signage and enhance the visual unity and clarity of the park environment. Building/site identification signs must conform to park standards. All signs within individual sites shall be internally consistent. All signs shall be reviewed for approval by the Grantors, and such owners or their successors prior to installation.

          Attached to Structures

          Signs shall not extend above the roof line of the structure or wall of which the sign is attached. The area of the sign shall be no greater than twenty percent (20%) of the exterior wall area. The height of the letters shall be limited to five
          (5) feet. Signs shall not extend greater than eighteen (18) inches from the building wall.

          Free Standing Signs

          Free standing signs for business identification shall be required and shall be limited to park signage system standards as determined by the Grantors, and such owners or their successors.

          Illumination

          Illumination signs must be restrained in order not to detract from the aesthetics of the park. Flashing and moving signs are not permitted.

          Traffic Control and Directional Signs

          All signs employed for traffic and directional purposes (i.e., parking, shipping and receiving, etc.) shall be not greater than four
          (4) square feet and shall be installed no closer than twenty-five (25) feet inside of street right of way lines.

          Temporary Signs

          Temporary signs shall be allowed during the construction period only and must conform to park signage system standards as determined by the Grantors, and such owners or such successors.

13.       Building Maintenance

          Reasonable care shall be taken to maintain all structures, landscaping, and site improvements in accordance with the condition as of the completion of construction. In the event there is a partial or total destruction of a structure or other improvements, the owner of the structure shall commence and proceed as soon as practicable, but in no case later than six (6) months after the event, either: (1) to rebuild the damaged structure and/or improvements, or (2) to demolish the damaged structure and/or improvements and to restore the premises as much as practicable to their condition prior to construction.

14.       Condition of Premises

          If property is unimproved, grass and weeds must be kept cut below ten
          (10) inches. If property is improved, it must be landscaped within six (6) months upon completion of construction (or not later than is practicable based on weather and growing conditions) according to a plan approved by the Grantors, and such owners or such successors. Landscaping shall be designed to provide a park-like setting for the buildings and to screen parking, loading, and road areas. Minimum standards for trees include: street trees 2" caliper, evergreen trees 4' - 6' height, and deciduous ornamental and screening trees 2" caliper.

          All grounds shall be maintained in first-class condition suitable to a quality industrial park. All properties must be kept free of litter, trash, and debris at all times. Dead leaves shall be removed promptly from all lawns and paved areas. If, in the opinion of the Grantors, and such owners or such successors, property is poorly maintained, and after thirty (30) days prior notice to the owner, the Grantors, and such owners or their successors reserve the right to enter upon the premises and to maintain the same in proper condition at the owner's expense.

          During construction, streets within the park shall be kept free of dust, dirt, or litter generated by construction on the property. If such construction operations cause excessive dirt on park roadways, the Grantors, and such owners or such successors may arrange for appropriate cleaning at the expense of the owner of the premises.

15.       Refuse

          All waste materials shall be stored in closed containers screened from public view by structural barriers and/or landscaping. Dumpsters shall not be permitted to face any street or primary access road.

16.       Painting

          All painted surfaces shall be repainted on a regular schedule as required to maintain exterior appearance in a clean, neat, and orderly manner.

17.       Subdivision of Property

          The premises shall not be subdivided without the express approval of the Grantors, and such owners or their successors.

18.       Administration and Enforcement

          These restrictions shall remain in effect until January l, 2017 and may be extended for successive periods of twenty (20) years each pursuant to General Laws, Chapter 184, Section 27, as the same may be amended.

          No general or common scheme shall be implied in favor of the granted premises nor shall the Grantors, such owners or their successors be under any duty or obligation to enforce any restrictions which may be imposed on other premises within Forge Park.

          The benefited land consists of the registered and unregistered land in Franklin, Norfolk County, Massachusetts owned by the Grantors shown on a plan entitled: "Plan of Land in Franklin, Mass.", dated October 30, 1980, by Schofield Brothers, Inc. recorded with the Norfolk Registry of Deeds in Plan Book 286 as Plan No. 1071 of 1980.

                                    EXHIBIT C

                           Initial Tenant Improvements

                                    EXHIBIT C

Buildout Plans for the 10 Forge Park Facility

The project entails the demolition of three existing offices and one conference room. (See DEMO PLAN drawing.)

The in this space a new cafeteria and larger conference room will be constructed. Both rooms will be steel beam drywall construction. The cafeteria will include VCT flooring, a sink and dishwasher. The space will be approximately 22'x32'. The conference room will be roughly 20'x30' and contain carpeted floor with central power and communication outlets, recessed and track lighting and a writing surface/projection screen.

The existing lab space will be furnished with built-in wet chemistry lab benches and an exhausting flow hood. All plumbing connections will be tied into existing lines.

The existing carpets in the office will be removed as will the VCT in the remnant of the existing cafeteria space. These areas will all be carpeted with a good quality office carpet. All ceilings will be aligned with the new construction and lighting will be repositioned for best efficiency.

In addition, repairs will be made to existing offices. These will include patching, painting and replacing of water damaged ceiling tiles.

The construction is projected to last five to seven weeks. All tradesmen will be licensed in the state of Massachusetts and will be properly bonded and insured. The general contractor will be responsible for drawing the required permits for the construction.

[GRAPHIC APPEARS HERE]

                                    EXHIBIT A

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                    EXHIBIT D

                              Rules And Regulations

          This exhibit, entitled "Rules and Regulations," is and shall constitute Exhibit D to the Lease Agreement, dated as of the Lease Date, by and between landlord and Tenant for the Premises. The terms and conditions of this Exhibit D are hereby incorporated into and are made a part of the Lease. Capitalized terms used, but not otherwise defined, in this Exhibit D have the meanings ascribed to such terms in the Lease.

     1. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the consent of Landlord.

     2. All window coverings installed by Tenant and visible from the outside of the building require the prior written approval of Landlord.

     3. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, except to the extent that Tenant is permitted to use the same under the terms of Paragraph 32 of the Lease.

     4. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

     5. Tenant shall not make any duplicate keys without the prior consent of Landlord.

     6. Tenant shall park automobiles in parking areas designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow around the Building or the Project and loading and unloading areas of other tenants. Tenant shall not park automobiles or other vehicles in designated parking areas after the conclusion of normal daily business activity.

     7. Tenant shall not disturb, solicit or canvas any tenant or other occupant of the Building or Project and shall cooperate to prevent same.

     8    No person shall go on the roof without Landlord's permission.

     9. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or in noise-dampening housing or other devices sufficient to eliminate noise or vibration.

     10. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

     11. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of tractors or trailers will be permitted in any parking areas of the Project or on streets adjacent thereto.

     12. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

     13. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

     14. Tenant shall not store or permit the storage or placement of goods or merchandise in or around the common areas surrounding the Premises. No displays or sales of merchandise shall be allowed in the parking lots or other common areas.

     15. Tenant shall not permit any animals, including but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Project or any of the common areas.

     16.  Smoking is permitted only in designated areas.

Initials:

Tenant:

Landlord:

                                    EXHIBIT E

                          FORM OF ESTOPPEL CERTIFICATE

     ________________________________ (herein "Tenant") hereby certifies to
___________ and its successors and assigns that Tenant leases from ("Landlord") approximately _________________ square feet of space (the "Premises") in ______________________ pursuant to that certain Lease Agreement dated_________by and between Landlord and Tenant, as amended by___________________ (collectively, the "Lease"), a true and correct copy of which is attached hereto as Exhibit A. Tenant hereby certifies to____________, that as of the date hereof:

     1. The Lease is in full force and effect and has not been modified, supplemented or amended, except as set forth in the introductory paragraph hereof.

     2. Tenant is in actual occupancy of the Premises under the Lease and Tenant has accepted the same. Landlord has performed all obligations under the Lease to be performed by Landlord, including, without limitation, completion of all tenant work required under the Lease and the making of any required payments or contributions therefor. Tenant is not entitled to any further payment or credit for tenant work.

     3. The initial term of the lease commenced ______________ and shall expire ____________. Tenant has the following rights to renew or extend the term of the Lease or to expand the Premises:_________________________________.

     4. Tenant has not paid any rentals or other payments more than one (1) month in advance except as follows:___________________.

     5.   Base Rent payable under the Lease is_____________________________.
Base Rent and additional Rent have been paid through __________. There currently exists no claims, defenses, rights of set-off or abatement to or against the obligations of Tenant to pay Base Rent or Additional Rent or relating to any other term, covenant or condition under the Lease.

     6. There are no concessions, bonuses, free months' rent, rebates or other matters affecting the rentals except as follows:______________________.

     7. No security or other deposit has been paid with respect to the Lease except as follows ________________

     8. Landlord is not currently in default under the Lease and there are no events or conditions existing which, with or without notice or the lapse of time, or both, could constitute a default of the Landlord under the Lease or entitle Tenant to offsets or defenses against the prompt payment of rent except as follows: _______________. Tenant is not in default under any of the terms and conditions of the lease nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default.

     9. Tenant has not assigned, transferred, mortgaged or otherwise encumbered its interest under the lease, nor subleased any of the Premises nor permitted any person or entity to use the Premises except as follows:__________
____________________________________________________.

     10. Tenant has no rights of first refusal or options to purchase the property of which the Premises is a part.11. The Lease represents the entire agreement between the parties with respect to Tenant's right to use and occupy the Premises.

     Tenant acknowledges that the parties to whom this certificate is addressed will be relying upon the accuracy of this certificate in connection with their acquisition and/or financing of the Premises. IN WITNESS WHEREOF, Tenant has caused this certificate to be executed this day of.

                                            "TENANT"

                                            ----------------------------------

                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT F

                              INTENTIONALLY OMITTED

                                    EXHIBIT G

                   Hazardous Materials Disclosure Certificate

     Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord to evaluate your proposed uses of the premises (the "Premises") and to determine whether to enter into a lease agreement with you as tenant. If a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of Paragraph 32 of the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

     Landlord: c/o UBS Realty Investors LLC

     242 Trumbull Street

     Hartford, Connecticut 06103-1212

     Attention:____________________________

     Phone (860) 275-.


Name of (Prospective) Tenant:            Sontra Medical

     Mailing Address: 58 Charles St., Cambridge, MA 02141

     Contact Person, Title and Telephone Number(s): Sean Moran,
                                                    CFO 617-494-5337 x234

     Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): Albert "Skip" Farinha 617-494-5337 x224

     Address of (Prospective) Premises: 10 Forge Park, Franklin, MA 02038

     Length of (Prospective) initial Term: 5 years

          General Information:

               Describe the proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, and services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

          The assembly of medical devices. Manufacturing methods include mechanical assembly in a clean room environment and electronic assembly and testing.

2.   Use, Storage and Disposal of Hazardous Materials

     2. Will any Hazardous Materials (as hereinafter defined) be used, generated, treated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, treated, stored or disposed of in, on or about the Premises.

               Wastes                    Yes [ ]         No 0

               Chemical Products         Yes [ ]         No 0

               Other                     Yes  0          No 0

               If Yes is marked, please explain: Chemicals will be limited to laboratory quantities of chemicals that are classified as "ancillary operations" under CERCLA and RCRA regulations.

     2.2. If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, treated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials to be present on or about the Premises at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws, as hereinafter defined); and the proposed location(s) and method(s) of treatment or disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from ongoing operations and the identification of any variations in such information from the prior year's certificate.

               N/A, quantities of chemicals are considered "ancillary operations" and deemed exempt.

3.   Storage Tanks and Sumps

     3.1 Is any above or below ground storage or treatment of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

                                  No [ ]

               If yes, please explain: ________________________________________

4.   Waste Management

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

                                  No

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

               Yes 0                   No

               If yes, attach a copy of the most recent report filed.

5.   Wastewater Treatment and Discharge

     5.1       Will your company discharge wastewater or other wastes to:

               ______storm drain?      X  sewer?

               ______surface water?    ____no wastewater or other wastes
               discharged.

               Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

               -----------------------------------------------------------------

     5.2       Will any such wastewater or waste be treated before discharge?

                                  No 0

               If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted. Treatment will consist of a caustic/acid wastewater neutralization system in series with the drain in order to neutralize and adjust wastewater pH from High Pressure Liquid Chromatography HPLC equipment.

6.   Air Discharges

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

               Yes 0               No

               If yes, please describe:________________________________________
               ________________________________________________________________
               ________________________________________________________________

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

                Spray booth(s)                Incinerator(s)

                Dip tank(s)                   Other (Please describe)

                Drying oven(s)       X        No Equipment Requiring Air Permits

               If yes, please describe:_________________________________________
               _________________________________________________________________
               _________________________________________________________________

     6.3 Please describe (and submit copies of with this Hazardous Materials Disclosure Certificate) any reports you have filed in the past [thirty-six] months with any governmental or quasi-governmental agencies or authorities related to air discharges or clean air requirements and any such reports which have been issued during such period by any such agencies or authorities with respect to you or your business operations.

               N/A

7.   Hazardous Materials Disclosures

    7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") or Hazardous Materials Business Plan and Inventory ("Business Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

               Yes 0               No

               If yes, attach a copy of the Management Plan or Business Plan. Existing tenants should attach a copy of any required updates to the Management Plan or Business Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises listed or regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are listed or regulated under Proposition 65.

               Yes 0               No

               If yes, please explain:__________________________________________

               _________________________________________________________________

               _________________________________________________________________

8.   Enforcement Actions and Complaints

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

               Yes 0               No

               If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.
               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

               Yes 0               No

               If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

     8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises and the current status of any such problems or complaints.

               Yes 0               No

               If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement and the current status of any such problems or complaints.


               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

9.   Permits and Licenses

     9 Attach copies of all permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any Hazardous Materials permits, wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

     As used herein, "Hazardous Materials" shall mean and include any substance that is or contains (a) any "hazardous substance" as now or hereafter defined in
Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. Section 9601 et seq.)
or any regulations promulgated under CERCLA; (b) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 et seq.) or any regulations promulgated under RCRA; (c) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C.Section 2601 et seq.) or any regulations promulgated under TSCA; (d) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (e) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (f) polychlorinated biphenyls; (g) lead and lead-containing materials; or (h) any additional substance, material or waste (A) the presence of which on or about the Premises
(i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property, or
(iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws; and "Environmental Laws" shall mean and include (a) CERCLA, RCRA and TSCA; and (b) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (i) pollution, (ii) the protection or regulation of human health, natural resources or the environment, (iii) the treatment, storage or disposal of Hazardous Materials, or (iv) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

     The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered to Landlord in connection with the evaluation of a Lease Agreement and, if such Lease Agreement is executed, will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that if such Lease Agreement is executed, this Hazardous Materials Disclosure Certificate will be updated from time to time in accordance with Paragraph 32 of the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I [print name] Sean Moran_, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE)                      TENANT:

         /s/ Sean Moran
         ----------------------------------
         Chief Financial Officer


Date:    01/27/03
         ----------------------------------


INITIALS:

TENANT:
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LANDLORD:
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